FOR TAX-EXEMPT INCOME

Delaware Tax-Free Arizona Funds
Delaware Tax-Free California Funds
Delaware Tax-Free Colorado Fund
Delaware Tax-Free New Mexico Fund

service and guidance

professional management

1999
Annual Report

goals

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free New Mexico Fund




DELAWARE (SM)
INVESTMENTS
-------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Investment Objectives
Each Tax-Free Fund and each Insured Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax, if any, of a Fund's particular state, as is consistent with preservation of capital.

Table of Contents
 LETTER TO SHAREHOLDERS                                      Page  1
 PORTFOLIO MANAGER'S REVIEW                                  Page  3
   DELAWARE TAX-FREE ARIZONA FUNDS                           Page  5
   DELAWARE TAX-FREE CALIFORNIA FUNDS                        Page  7
   DELAWARE TAX-FREE COLORADO FUND                           Page  9
   DELAWARE TAX-FREE NEW MEXICO FUND                         Page 10
 PERFORMANCE SUMMARY                                         Page 11
 STATEMENTS OF NET ASSETS                                    Page 17
 FINANCIAL HIGHLIGHTS                                        Page 32

tax-exempt
income

tradition

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE TAX-FREE Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free New Mexico Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

September 7, 1999


                                                                  for tax-exempt
                                                                      income
                                                                        1

Dear Shareholder:


IT'S BEEN A DIFFICULT YEAR FOR MUNICIPAL bond investors as the financial landscape has changed several times. Conditions varied from worldwide economic uncertainty to record-high stock market levels, leaving municipal bonds struggling to stay in the ballgame.
     At the opening of our fiscal year, nations from around the globe faced financial difficulties threatening the stability of the global economy. Investors all over the world flocked toward the safety of U.S. Treasuries--considered by many to be the world's safest investment. As demand for Treasury securities increased, so did their prices, driving yields down.
     As the flight toward quality ensued, municipal bond prices remained relatively stable, a positive situation considering that many other fixed income alternatives suffered substantial declines. Still, the combination of decreased demand for municipal bonds and record high levels of supply caused municipal bonds to sell at very attractive values relative to Treasuries. These values drew non-traditional municipal bond investors toward the attractive yields municipal bonds offered compared to Treasuries.
     These investors included those who are not eligible for the tax advantages that municipal bonds offer--that is, non-U.S. residents, life insurance companies or pension plans. Demand from these new players helped municipal bond prices remain stable amid global turbulence.
     Stability returned to equity markets in late autumn after the Federal Reserve Board

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
AS OF AUGUST 31, 1999

                                                                 One Year    3 Years
------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund Class A                            -1.09%      +5.92%
Delaware Tax-Free Arizona Insured Fund Class A                    -0.36%      +5.34%
Lipper Arizona Municipal Debt Fund Average (38 Funds)             -0.96%      +5.14%
------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund Class A                         -1.53%      +6.74%
Lipper California Municipal Debt Fund Average (106 Funds)         -1.49%      +5.52%
------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund Class A                 -1.97%      +5.45%
Lipper California Insured Municipal Debt Fund Average (23 Funds)  -1.45%      +5.10%
------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund Class A                           -1.69%      +5.88%
Lipper Colorado Municipal Debt Fund Average (27 Funds)            -1.18%      +5.14%
------------------------------------------------------------------------------------------
Delaware Tax-Free New Mexico Fund Class A                         -1.17%      +5.74%
Lipper Other States Municipal Debt Fund Average (77 Funds)        -0.92%      +4.93%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +0.50%      +6.05%
Lehman Brothers Insured Municipal Bond Index                      -0.29%      +6.01%
------------------------------------------------------------------------------------------

The results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all classes, see pages 11 to 16. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives.The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged and include no management fees or expenses. You cannot invest directly in any index. Performance of other fund classes vary due to different fees and expenses. Past performance does not guarantee future results.

for tax-exempt
   income
     2

lowered the federal funds rate three times. Investors ventured back into other types of investments including stocks and, to a small degree, municipal bonds. Municipal bonds outperformed Treasuries until the spring of 1999 (Source:
Bloomberg Business News).
   The yield difference between municipal bonds and Treasuries moved more in line with historical levels during the early spring, reducing municipal bonds attractiveness to non-traditional investors. As a result, many moved their assets to higher yielding investment vehicles, reducing municipal demand and pushing prices lower. As a result of lower demand and fears of increasing inflation, municipal yields rose proportionally with Treasuries throughout much of spring and early summer.
   To curb potential inflation, the Federal Reserve Board raised the federal funds rate (the rate banks charge each other for overnight lending) on June 30, and then again on August 24.
   Investors seemed reassured when fears of inflation were calmed after the second rate increase. Municipal bond prices began to rise.
   The municipal bond market was thrown a few curve balls over the past few months but now looks as if it may be ready to step back up to the plate. Bond yields have been on the rise, particularly in the last few days of the fiscal period. 30-year AAA general obligation municipal bond yields have increased from 4.86% on August 31, 1998 to 5.52% on August 31, 1999 (Source: Municipal Market
Data). As a result, retail investors have recently returned to the market, showing a renewed interest in the municipal bond arena.
    On the following pages, Andrew M. McCullagh Jr., Senior Portfolio Manager for Delaware Investments tax-free funds for southwestern states, discusses in further detail the performance of each Fund over the past year. We strongly urge you to review his commentary.
   We see the coming year as a time to be cautiously optimistic. Investors appear much more interested in municipal bonds recently, which could contribute to attractive municipal bond performance as we move into fiscal 2000. As you and your financial adviser work together to review your investment portfolio, remember that municipal bonds can provide solid opportunities for tax-advantaged investing. State and locally issued bonds can provide an attractive level of current income that is exempt from both federal and state income taxes for residents of states where the bonds are issued.
   Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again this winter.

Sincerely,


/s/  WAYNE A. STORK
--------------------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds



/s/  DAVID K. DOWNES
--------------------------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

discipline

INVESTORS APPEAR
MUCH MORE
INTERESTED IN
MUNICIPAL BONDS
RECENTLY, WHICH
COULD CONTRIBUTE
TO ATTRACTIVE
MUNICIPAL BOND
PERFORMANCE AS
WE MOVE INTO
FISCAL 2000.

                                                                  for tax-exempt
                                                                       income
                                                                         3

Portfolio Manager's Review

BY ANDREW M. MCCULLAGH JR.
Vice President / Senior Portfolio Manager

September 7, 1999

FLUCTUATING INTEREST RATES OVER THE past year have increased volatility in the bond markets. In the fall of 1998, responding to strains on the global economy, the Federal Reserve Board lowered short-term interest rates three times. This led to strong performance in the municipal bond arena over the winter.
    As winter came to an end, however, economic indicators hinted at inflationary conditions on the horizon. Municipal bond yields rose and prices fell as investors sought to preserve capital through very safe investments, like U.S. Treasuries. In an attempt to thwart inflation, the Fed raised the federal funds rate for the first time on June 30 and then once more on August 24. This sequence of interest rate hikes pushed bond yields even higher, hampering short-term bond fund performance, particularly for funds with longer durations, like Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Fund. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates.
    In our opinion, municipal bonds have not performed as well as anticipated over the past year for a number of reasons.

o Municipal Bond Supply--Although municipal bond supply has dropped dramatically so far in 1999, there remains a bond surplus in the market. In 1998, $285 billion worth of municipal bonds were issued in the nation--the second largest annual volume in the market's history (Source: The Bond Buyer).
o The Popularity of Equities--Continuing economic expansion over the past nine years has led to attractive stock market returns. Many investors have sought these riskier investments, sometimes at the risk of not maintaining a well-diversified portfolio.

The bond market staged a comeback late in our fiscal period, although not early market
 overview
for tax-exempt
   income
      4

enough to have a significant impact on our fiscal period performance. We expect the coming months to provide a more stable interest rate environment, one that favors our current positioning.
   As always, we strive to seek a high level of current income free of federal and state income taxes for residents of the state where the bond is issued. We utilize the following strategies for each Fund:

o A bottom-up research-intensive strategy--We start by evaluating specific bonds rather than focusing on bond sectors and
o A value-oriented focus--We strive to select specific bonds that we believe are selling below fair market value and that we anticipate will increase in credit quality.

MUNICIPALS REMAIN AN ATTRACTIVE VALUE
For most of the year, state and locally issued municipal bonds offered extremely attractive income compared to Treasuries. This means that municipal bond investors were able to earn almost the same income as Treasury investors--with the added benefit of federal income tax exemption. Unlike Treasury securities, the interest and principal payments on municipal bonds are not guaranteed by the federal government.
   During the first half of fiscal 1999, global economic uncertainty and foreign credit problems caused investors to flock to the safety and liquidity of U.S. Treasuries. As a result, Treasury prices rose, pushing bond yields to record lows. Municipal bond yields fell, too, but not to the extent that Treasuries did.

MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES
Income potential after taxes, August 31, 1999

Aug. '89               0.85                 Sep. '94               0.81
Sep. '89               0.87                 Oct. '94               0.82
Oct. '89               0.90                 Nov. '94               0.84
Nov. '89               0.87                 Dec. '94               0.84
Dec. '89               0.86                 Jan. '95               0.81
Jan. '90               0.83                 Feb. '95               0.80
Feb. '90               0.82                 Mar. '95               0.80
Mar. '90               0.83                 Apr. '95               0.82
Apr. '90               0.82                 May  '95               0.85
May  '90               0.82                 Jun. '95               0.89
Jun. '90               0.85                 Jul. '95               0.86
Jul. '90               0.83                 Aug. '95               0.88
Aug. '90               0.81                 Sep. '95               0.90
Sep. '90               0.81                 Oct. '95               0.88
Oct. '90               0.81                 Nov. '95               0.87
Nov. '90               0.82                 Dec. '95               0.88
Dec. '90               0.85                 Jan. '96               0.87
Jan. '91               0.84                 Feb. '96               0.84
Feb. '91               0.84                 Mar. '96               0.86
Mar. '91               0.84                 Apr. '96               0.84
Apr. '91               0.83                 May  '96               0.84
May  '91               0.82                 Jun. '96               0.83
Jun. '91               0.83                 Jul. '96               0.82
Jul. '91               0.82                 Aug. '96               0.81
Aug. '91               0.83                 Sep. '96               0.80
Sep. '91               0.85                 Oct. '96               0.83
Oct. '91               0.83                 Nov. '96               0.84
Nov. '91               0.83                 Dec. '96               0.82
Dec. '91               0.87                 Jan. '97               0.82
Jan. '92               0.84                 Feb. '97               0.81
Feb. '92               0.83                 Mar. '97               0.81
Mar. '92               0.83                 Apr. '97               0.81
Apr. '92               0.81                 May  '97               0.80
May  '92               0.82                 Jun. '97               0.80
Jun. '92               0.80                 Jul. '97               0.82
Jul. '92               0.79                 Aug. '97               0.81
Aug. '92               0.82                 Sep. '97               0.82
Sep. '92               0.84                 Oct. '97               0.85
Oct. '92               0.85                 Nov. '97               0.86
Nov. '92               0.82                 Dec. '97               0.85
Dec. '92               0.83                 Jan. '98               0.86
Jan. '93               0.83                 Feb. '98               0.86
Feb. '93               0.80                 Mar. '98               0.87
Mar. '93               0.84                 Apr. '98               0.87
Apr. '93               0.82                 May  '98               0.87
May  '93               0.82                 Jun. '98               0.90
Jun. '93               0.82                 Jul. '98               0.89
Jul. '93               0.84                 Aug. '98               0.94
Aug. '93               0.87                 Sep. '98               0.97
Sep. '93               0.86                 Oct. '98               0.96
Oct. '93               0.87                 Nov. '98               0.96
Nov. '93               0.86                 Dec. '98               0.97
Dec. '93               0.82                 Jan. '99               0.95
Jan. '94               0.83                 Feb. '99               0.89
Feb. '94               0.84                 Mar. '99               0.88
Mar. '94               0.87                 Apr. '99               0.87
Apr. '94               0.84                 May  '99               0.86
May  '94               0.81                 Jun. '99               0.87
Jun. '94               0.83                 Jul. '99               0.86
Jul. '94               0.82                 Aug. '99               0.89
Aug. '94               0.82

Municipal bonds
typically offer
about 84% of the
income that is
offered by
comparable
Treasury securities
(Source: Municipal
Market Data).

The above chart shows the percentage of income that the average 30-year AAA-rated general obligation bond provided compared to a 30-year U.S. Treasury bond. At the end of our fiscal period a 30-year AAA rated Municipal bond provided 89% of the income available on a comparable maturity treasury. Unlike Treasuries, the U.S. government does not guarantee principal and interest of municipal bonds. Municipal bonds have historically had annual default rates of less than 2%. Source: Municipal Market Data for tax-exempt
                                                                      income
                                                                         5

   We were able to take advantage of unique buying opportunities during this time as the gap between yields on municipal bonds and yields on taxable fixed-income securities narrowed significantly. Traditionally, municipal bonds have yielded about 84% of the income available from 30-year U.S. Treasuries. In October 1998, municipal bond yields peaked at 98% of Treasury yields.
   As of August 31, 1999 municipal bonds offered 89% of the income of government issued bonds (as shown on page 4).
   Because municipal bonds were selling at a considerable discount to Treasuries throughout much of the year, we were able to purchase new securities at what we considered very attractive prices, enabling us to reposition the Funds' portfolios for the remainder of calendar 1999. We chose to focus on municipal bonds with the following features:

o Longer duration--We expect that over the next few months interest rates will either remain stable or increase only slightly. Although bonds with longer durations can be more volatile in the short term, they have the potential to provide attractive returns over the long haul.
o Call protection--This provision ensures that the issuer of the bond cannot redeem the bond until a specified time. This means a bond purchaser, like us, can collect the specified bond yield until we choose to sell the bond or the stated call date occurs.

   On the pages that follow we will take a closer look at the Funds in the context of their individual state.

DELAWARE TAX-FREE
ARIZONA FUNDS
The Arizona state economy continued to grow throughout the past year. Arizona is projected to remain the second fastest-growing state in the nation through 2003. The state boasts a diverse and expanding economy with rapid population and employment growth, a strong credit rating and moderately low debt (Source:
Standard & Poor's).
   Unemployment was at a scant 3.9% at the end of 1998 well below the national average (Source: Arizona's Economy--Eller Graduate School of Management). Job growth is at the highest rate in the nation, increasing by 4.7% in 1998. This economic expansion--along with an increased need for schools, roads and housing (Source: Standard & Poor's)--sets an attractive stage for Arizona municipal bond investors as we move into the latter part of calendar 1999.
   The performance of Arizona's bond market, in tandem with other municipal tax-free
arizona
for tax-exempt
   income
      6

bond markets across the nation, did not keep pace with the state's economic growth.
   Municipal bond performance in general suffered over the second half of the Funds' fiscal year as the threat of inflation loomed on the horizon.
   In early winter, as interest rates were stabilizing, we substantially lengthened Delaware Tax-Free Arizona Fund's duration. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Our goal was to increase the Fund's income potential to the greatest extent possible, as is consistent with the preservation of capital.
   As we reported in March, this strategy was successful for most of the winter when interest rates remained stable. Fears of inflation late this winter, coupled with rising interest rates this past summer, created turbulence for municipal bonds, particularly for funds like Delaware Tax-Free Arizona Fund that were long in duration. Delaware Tax-Free Arizona Fund's average duration was
10.3 years as of August 31, 1999.
   Currently, the average duration of the funds in the Arizona Municipal Debt Funds category is shorter than the duration of Tax-Free Arizona Fund. Because of this, when interest rates went up, our bond prices declined more than mutual funds that were shorter in duration. Funds with a longer average duration should, in our opinion, perform well over the coming year as we expect

DELAWARE TAX-FREE ARIZONA FUNDS' PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1999

                                         Delaware Tax-Free   Delaware Tax-Free
CREDIT QUALITY                             Arizona Fund     Arizona Insured Fund
--------------------------------------------------------------------------------
AAA                                             46%                100%
AA 6%                                            0%
A  14%                                           0%
BBB                                             17%                  0%
BB & Unrated                                    17%                  0%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity           18.6 years          11.6 years
Weighted Average Maturity                     25.4 years          18.7 years
Average Duration                              10.3 years           7.5 years
Average Coupon                                 5.76%              5.90%
Number of Securities                             28                 72
AMT Income*                                    7.24%              0.77%
--------------------------------------------------------------------------------
Current 30-Day SEC Yield**
   Class A                                 4.71% (4.46%)       4.11% (4.11%)
   Class B                                 4.14% (3.88%)       3.52% (3.52%)
   Class C                                 4.13% (3.87%)       3.52% (3.52%)
--------------------------------------------------------------------------------
 * Amount of income subject to the federal alternative minimum tax for the twelve months ended August 31, 1999.
** Calculated according to Securities Exchange Commission Guidelines. An expense limitation for each Fund was in effect for the period shown. Some yields would have been lower without the limitation. Yields prior to expense limitation are shown in parentheses. See page 50 for additional information. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                       income
                                                                         7


long-term interest rates to remain stable or increase only slightly.
   In order to remain consistent with the Fund's more conservative investment objectives, we maintain a shorter duration for Delaware Tax-Free Arizona Insured Fund than for Tax-Free Arizona Fund. Because the Delaware Tax-Free Arizona Insured Fund's duration is shorter than the average of its peers, the Fund was able to preserve capital to a greater extent than its category average. That is, the Fund was not as adversely affected by the rise in interest rates as funds that were longer in duration. The average duration of Delaware Tax-Free Arizona Insured Fund was 7.5 years as of August 31, 1999.
   Hospital revenue bonds accounted for the largest sector weightings in each of the Funds' portfolios at the end of the period. We have been able to capitalize on a consolidation trend within the healthcare sector but we plan to decrease our holdings in this arena as the healthcare industry reaches what we believe to be an impending threshold for consolidation. As of August 31, 1999 hospital revenue bonds accounted for 37% of Delaware Tax-Free Arizona Fund's portfolio and 24% of Delaware Tax-Free Arizona Insured Fund's portfolio.

DELAWARE TAX-FREE
CALIFORNIA FUNDS
Conservative budgeting over the past few years has left California in a very strong economic position that bodes well for its ability to meet principal and interest payments. Standard & Poor's has recently upgraded the state's credit rating--from stable to positive. Because of California's healthy economic outlook and its high resident tax rate, we believe there is strong investor demand for California municipal bonds.
   Rising interest rates over the past few months have hurt municipal bond performance, particularly for bonds with longer maturities or duration. For both of Delaware's Tax-Free California Funds, we have maintained an average duration that is longer than the average of each Fund's respective peer group. As a result, Delaware Tax-Free California Fund slightly underperformed the average of the California Municipal Debt funds and Delaware Tax-Free California Insured Fund underperformed the average of the California Insured Municipal Debt funds. Long-term performance, however, remains strongly positive for each Fund.

BECAUSE OF
CALIFORNIA'S
HEALTHY ECONOMIC
OUTLOOK AND ITS
HIGH RESIDENT
TAX RATE, WE
BELIEVE THERE IS
STRONG INVESTOR
DEMAND FOR
CALIFORNIA
MUNICIPAL BONDS.

tax-free
california
for tax-exempt
   income
      8

   California has a very diverse economy and, therefore, a large and diverse universe of municipal bonds to choose from. The largest sector holding in each of these Funds was single-family housing bonds. As of August 31, 1999, we held 16.5% of Delaware Tax-Free California Fund's portfolio and 19% of Delaware Tax-Free California Insured Fund's portfolio in housing bonds.

   Delaware Tax-Free California Fund was able to preserve capital to a greater extent than Delaware Tax-Free California Insured Fund over the past year. This is because insured and other high quality bonds that Tax-Free California Insured Fund invests in did not perform as well as bonds of slightly lower quality. Tax-Free California Fund, which is not as restricted as the Tax-Free California Insured Fund and can hold a mix of both very high quality and slightly lower quality bonds, was able to benefit from that flexibility. There are a number of reasons why better quality bonds underperformed:

o There were more high quality insured bonds available, somewhat saturating the market and making lower rated bonds more attractive to investors.
o Non-rated California municipal bonds were improving in quality.
o A strong economy reduces concern about municipalities being unable to repay their debts, giving investors greater comfort when seeking the higher yields provided by lower rated municipals.

Remaining consistent with our conservative investment approach, Delaware Tax-Free California Insured Fund focused solely on bonds rated AAA, the highest quality rating available, according to Standard and Poor's.


DELAWARE TAX-FREE CALIFORNIA FUNDS' PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1999

                                     Delaware Tax-Free       Delaware Tax-Free
CREDIT QUALITY                        California Fund    California Insured Fund
--------------------------------------------------------------------------------
AAA                                         29%                    100%
AA 10%                                       0%
A  13%                                       0%
BBB                                         32%                      0%
BB & Unrated                                16%                      0%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity        24.8 years               15.7 years
Weighted Average Maturity                  25.5 years               21.5 years
Average Duration                           12.7 years                9.0 years
Average Coupon                              5.53%                    5.91%
Number of Securities                          39                       28
AMT Income*                                11.52%                   18.46%
--------------------------------------------------------------------------------
Current 30-Day SEC Yield**
   Class A                               5.06% (4.57%)           4.37% (4.22%)
   Class B                               4.49% (3.98%)           3.78% (3.64%)
   Class C                               4.50% (3.99%)           3.80% (3.65%)
--------------------------------------------------------------------------------
 * Amount of income subject to the federal alternative minimum tax for the twelve months ended August 31, 1999.
** Calculated according to Securities Exchange Commission Guidelines. An expense limitation for each Fund was in effect for the period shown. Some yields would have been lower without the limitation. Yields prior to expense limitation are shown in parentheses. See page 50 for additional information. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                       income
                                                                         9


DELAWARE TAX-FREE
COLORADO FUND
Colorado's robust economy helped fuel a growth rate that was twice the national rate. The third fastest growing state in the nation, Colorado exhibits strong personal income growth, large job gains and healthy residential construction.
   We maintained a strong focus on high quality investment-grade bonds in the Tax-Free Colorado Fund. It is our opinion, that for most of the year, bonds of slightly lower credit quality did not offer enough additional income potential to offset the added risks of investing in lower rated securities. As of August 31, 1999, 79% of the bonds in Delaware Tax-Free Colorado Fund's portfolio were rated BBB or higher by Standard & Poor's. Toward the end of the fiscal year, we began to see the difference in yield between higher rated bonds and lower rated bonds move toward a more traditional relationship. If this trend continues, we may consider increasing our holdings of bonds of slightly lower quality that we believe have attractive income potential.
   Hospital revenue bonds have been a strong focus for this Fund over the past few years. Historically, hospital and other medical bonds tend to perform well during a healthy economy. Recently, however, this has not been the case. As the U.S. government scales back funding for medical programs, hospital revenues have begun to decline. For this reason, over the past few months we have reduced our exposure to these securities. As of August 31, 1999, we held 25% of Delaware Tax-Free Colorado Fund's portfolio in hospital revenue bonds.

tax-free
colorado

DELAWARE TAX-FREE COLORADO AND DELAWARE TAX-FREE NEW MEXICO FUNDS'
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1999

                                  Delaware Tax-Free            Delaware Tax-Free
CREDIT QUALITY                      Colorado Fund               New Mexico Fund
--------------------------------------------------------------------------------
AAA                                      17%                           29%
AA 12%                                   17%
A  23%                                   22%
BBB                                      28%                           20%
BB & Unrated                             20%                           12%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
Weighted Average Effective Maturity    14.6 years                    16.1 years
Weighted Average Maturity              21.0 years                    22.3 years
Average Duration                        8.9 years                     9.0 years
Average Coupon                          5.92%                         6.12%
Number of Securities                      89                            24
AMT Income*                             0.00%                         7.69%
--------------------------------------------------------------------------------
Current 30-Day SEC Yield**
   Class A                           4.58% (4.58%)               4.68% (4.68%)
   Class B                           4.00% (4.00%)               4.10% (4.10%)
   Class C                           3.99% (3.99%)               4.11% (4.11%)
--------------------------------------------------------------------------------
 * Amount of income subject to the federal alternative minimum tax for the twelve months ended August 31, 1999.
** Calculated according to Securities Exchange Commission Guidelines. An expense limitation for each Fund was in effect for the period shown. Some yields would have been lower without the limitation. Yields prior to expense limitation are shown in parentheses. See page 50 for additional information. Past performance is not a guarantee of future results.

for tax-exempt
   income
     10

   Delaware Tax-Free Colorado Fund was not able to preserve capital to the extent of its peers in the Colorado Municipal Debt Funds average for the one-year period ended August 31, 1999 (as shown on page 1). This was a result of lower performance in the high-quality bond arena and our positioning in healthcare revenue bonds. We plan to decrease our exposure to healthcare issues even further over the next few months, a move we expect will boost the Fund's performance as we diversify the Fund's portfolio.

DELAWARE TAX-FREE NEW MEXICO FUND
Over the past decade, we have seen retail, manufacturing and technology companies move into New Mexico, leading to broader economic diversification. A modest growth rate across the state has enabled New Mexico to maintain a comfortable level of economic stability.
   Historically, however, this area of our nation has relied heavily on revenues from commodity mining. Weakness in the natural resource sector has created pockets of economic weakness across the state. Copper prices are at record lows, causing lay-offs and reduced prosperity in the southwestern portion of the state. In the southeast, where oil and gas production account for a large percentage of employment, the area suffered as gas and oil prices plummeted last year. Over the past few months oil prices have begun to creep up to more traditional levels, pointing to what we expect to be a slow recovery.

   Due mostly to the fact that New Mexico's economy is vastly different than economies in other U.S. states, the Fund did not perform as well as its peer group in the Lipper Other States Municipal Debt Fund average (as shown on page
1).
   New Mexico has experienced healthy population growth during the past few decades, outpacing national levels (Source: Moody's Analysis). As a result, an increase in residential dwellings has led us to focus on large single- and multi-family housing bonds. As of August 31, 1999, we held over 25% of the Fund's portfolio in housing issues.

OUTLOOK
Over the next few months, we expect conditions for municipal bond investors to improve as higher interest rates might lead to slower economic growth and stem inflation. Stock market volatility has caused some investors to take another look at the potential benefits of bonds, including municipal bond mutual funds.
   Lower municipal bond supply in 1999 has enabled the market to better absorb the high volume of municipal bonds issued in 1998. This should, in our opinion, allow for greater capital appreciation potential if supply remains steady or declines further in the future.
   We think there is some risk of inflation in the near future, but we believe that interest rates should remain relatively stable or increase only slightly in the near future. We believe fixed income securities, including municipal bonds, should perform well in this environment over the next few months.

outlook
                                                                  for tax-exempt
                                                                      income
                                                                        11

Performance Summary

DELAWARE TAX-FREE ARIZONA FUND
GROWTH OF A $10,000 INVESTMENT
MARCH 2, 1995 (FUND INCEPTION) TO AUGUST 31, 1999

             Delaware Tax-Free            Lehman Brothers
              Arizona Fund A            Municipal Bond Index
Mar. '95           9625                       10000
May. '95          10115                       10331
Aug. '95          10151                       10469
Nov. '95          10794                       10866
Feb. '96          10867                       10978
May. '96          10769                       10803
Aug. '96          11045                       11017
Nov. '96          11527                       11505
Feb. '97          11587                       11583
May. '97          11725                       11698
Aug. '97          12084                       12036
Nov. '97          12394                       12329
Feb. '98          12812                       12642
May. '98          12971                       12795
Aug. '98          13228                       13077
Nov. '98          13412                       13287
Feb. '99          13529                       13419
May. '99          13493                       13400
Aug. '99          13085                       13148

Chart assumes $10,000 invested on March 2, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE ARIZONA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                             Lifetime                One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                     +7.17%                  -1.09%
   Including Sales Charge                     +6.26%                  -4.82%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
   Excluding Sales Charge                     +5.82%                  -1.74%
   Including Sales Charge                     +5.42%                  -5.47%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
   Excluding Sales Charge                     +5.99%                  -1.82%
   Including Sales Charge                     +5.99%                  -2.76%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     12

DELAWARE TAX-FREE ARIZONA INSURED FUND
GROWTH OF A $10,000 INVESTMENT
APRIL 1, 1991 (FUND INCEPTION) TO AUGUST 31, 1999

               Delaware Tax-Free              Lehman Brothers Insured
             Arizona Insured Fund A                Municipal Bond
Period End          Market Value
Apr. 1 '91           9625                             10000
Apr. 30 '91          9680                             10137
May  '91             9853                             10236
Jun. '91             9843                             10213
Jul. '91             9970                             10340
Aug. '91            10088                             10479
Sep. '91            10296                             10619
Oct. '91            10396                             10719
Nov. '91            10446                             10734
Dec. '91            10584                             10979
Jan. '92            10602                             11012
Feb. '92            10598                             11009
Mar. '92            10614                             11009
Apr. '92            10692                             11106
May  '92            10854                             11237
Jun. '92            11028                             11439
Jul. '92            11371                             11835
Aug. '92            11199                             11687
Sep. '92            11289                             11744
Oct. '92            11207                             11609
Nov. '92            11491                             11875
Dec. '92            11627                             12003
Jan. '93            11730                             12136
Feb. '93            12118                             12629
Mar. '93            12123                             12476
Apr. '93            12281                             12622
May  '93            12319                             12704
Jun. '93            12568                             12919
Jul. '93            12650                             12946
Aug. '93            12902                             13224
Sep. '93            12973                             13379
Oct. '93            13020                             13396
Nov. '93            12862                             13271
Dec. '93            13101                             13566
Jan. '94            13355                             13724
Feb. '94            13007                             13341
Mar. '94            12433                             12715
Apr. '94            12303                             12845
May  '94            12443                             12970
Jun. '94            12369                             12874
Jul. '94            12606                             13143
Aug. '94            12628                             13160
Sep. '94            12398                             12943
Oct. '94            12129                             12680
Nov. '94            11799                             12450
Dec. '94            12130                             12755
Jan. '95            12546                             13179
Feb. '95            13050                             13585
Mar. '95            13182                             13736
Apr. '95            13189                             13748
May  '95            13611                             14211
Jun. '95            13492                             14055
Jul. '95            13564                             14167
Aug. '95            13737                             14359
Sep. '95            13899                             14458
Oct. '95            14086                             14703
Nov. '95            14324                             14968
Dec. '95            14446                             15122
Jan. '96            14557                             15233
Feb. '96            14470                             15111
Mar. '96            14226                             14890
Apr. '96            14205                             14840
May  '96            14196                             14832

               Delaware Tax-Free              Lehman Brothers Insured
             Arizona Insured Fund A                Municipal Bond
Period End          Market Value
Jun. '96            14308                             15006
Jul. '96            14460                             15144
Aug. '96            14491                             15138
Sep. '96            14657                             15360
Oct. '96            14838                             15541
Nov. '96            15100                             15848
Dec. '96            15038                             15765
Jan. '97            15057                             15787
Feb. '97            15199                             15932
Mar. '97            14971                             15695
Apr. '97            15087                             15835
May  '97            15327                             16083
Jun. '97            15489                             16255
Jul. '97            15958                             16755
Aug. '97            15758                             16562
Sep. '97            15950                             16774
Oct. '97            16041                             16886
Nov. '97            16106                             16994
Dec. '97            16367                             17273
Jan. '98            16561                             17465
Feb. '98            16541                             17452
Mar. '98            16529                             17459
Apr. '98            16465                             17365
May  '98            16688                             17667
Jun. '98            16754                             17740
Jul. '98            16789                             17777
Aug. '98            17002                             18086
Sep. '98            17201                             18334
Oct. '98            17206                             18325
Nov. '98            17286                             18395
Dec. '98            17304                             18428
Jan. '99            17477                             18653
Feb. '99            17396                             18546
Mar. '99            17428                             18583
Apr. '99            17450                             18619
May  '99            17332                             18483
Jun. '99            17080                             18181
Jul. '99            17116                             18238
Aug. '99            16940                             18034

Chart assumes $10,000 invested on April 1, 1991, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Insured Municipal Bond Index tracks approximately 5100 municipal bonds that are backed by an issuer and have a rating of BBB or higher.

DELAWARE TAX-FREE ARIZONA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                     Lifetime       Five Years       One Year
Class A (Est. 4/1/91)
   Excluding Sales Charge             +6.95%          +6.06%          -0.36%
   Including Sales Charge             +6.47%          +5.25%          -4.10%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
   Excluding Sales Charge             +5.30%                          -1.11%
   Including Sales Charge             +4.93%                          -4.92%
--------------------------------------------------------------------------------
Class C (Est. 5/26/94)
   Excluding Sales Charge             +5.22%          +5.20%          -1.20%
   Including Sales Charge             +5.22%          +5.20%          -2.15%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                       income
                                                                         13

DELAWARE TAX-FREE CALIFORNIA FUND
GROWTH OF A $10,000 INVESTMENT
MARCH 2, 1995 (FUND INCEPTION) TO AUGUST 31, 1999

                    Lehman Brothers         Delaware Tax-Free
                 Municipal Bond Index       California Fund A

Mar. '95               10000                      9625
May. '95               10331                     10038
Aug. '95               10469                      9989
Nov. '95               10866                     10598
Feb. '96               10978                     10746
May. '96               10803                     10477
Aug. '96               11017                     10711
Nov. '96               11505                     11251
Feb. '97               11583                     11294
May. '97               11698                     11536
Aug. '97               12036                     11921
Nov. '97               12329                     12328
Feb. '98               12642                     12694
May. '98               12795                     12857
Aug. '98               13077                     13187
Nov. '98               13287                     13447
Feb. '99               13419                     13558
May. '99               13400                     13517
Aug. '99               13148                     12984

Chart assumes $10,000 invested on March 2, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                        Lifetime                One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                +7.02%                   -1.53%
   Including Sales Charge                +6.12%                   -5.25%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
   Excluding Sales Charge                +6.73%                   -2.35%
   Including Sales Charge                +6.32%                   -6.08%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
   Excluding Sales Charge                +6.26%                   -2.26%
   Including Sales Charge                +6.26%                   -3.20%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     14


DELAWARE TAX-FREE CALIFORNIA INSURED FUND
GROWTH OF A $10,000 INVESTMENT
OCTOBER 15, 1992 (FUND INCEPTION) TO AUGUST 31, 1999

                      Delaware Tax-Free           Lehman Brothers Insured
                      California Fund A             Municipal Bond Index

Period End                Market Value
Oct. 15 '92                  9625                           10000
Oct. 31 '92                  9644                            9885
Nov. '92                     9994                           10111
Dec. '92                    10123                           10221
Jan. '93                    10226                           10334
Feb. '93                    10554                           10754
Mar. '93                    10587                           10623
Apr. '93                    10708                           10748
May '93                     10750                           10818
Jun. '93                    10902                           11000
Jul. '93                    10915                           11024
Aug. '93                    11128                           11261
Sep. '93                    11281                           11392
Oct. '93                    11312                           11407
Nov. '93                    11210                           11300
Dec. '93                    11277                           11552
Jan. '94                    11503                           11686
Feb. '94                    11181                           11360
Mar. '94                    10720                           10827
Apr. '94                    10425                           10937
May  '94                    10571                           11044
Jun. '94                    10504                           10962
Jul. '94                    10746                           11191
Aug. '94                    10787                           11206
Sep. '94                    10569                           11021
Oct. '94                    10297                           10797
Nov. '94                    10002                           10601
Dec. '94                    10211                           10861
Jan. '95                    10636                           11222
Feb. '95                    11106                           11567
Mar. '95                    11212                           11696
Apr. '95                    11206                           11706
May  '95                    11581                           12101
Jun. '95                    11374                           11968
Jul. '95                    11415                           12063
Aug. '95                    11535                           12226
Sep. '95                    11701                           12311
Oct. '95                    11890                           12520
Nov. '95                    12138                           12745
Dec. '95                    12306                           12877
Jan. '96                    12394                           12971
2/29/96                     12269                           12867
Mar. '96                    12039                           12679
Apr. '96                    11984                           12636
May  '96                    11976                           12630
Jun. '96                    12086                           12777
Jul. '96                    12197                           12895
Aug. '96                    12224                           12890
Sep. '96                    12407                           13079
Oct. '96                    12590                           13234
Nov. '96                    12797                           13494

                      Delaware Tax-Free           Lehman Brothers Insured
                      California Fund A             Municipal Bond Index

Dec. '96                    12752                           13424
Jan. '97                    12755                           13443
Feb. '97                    12891                           13567
Mar. '97                    12698                           13364
Apr. '97                    12824                           13483
May  '97                    13012                           13695
Jun. '97                    13126                           13842
Jul. '97                    13577                           14267
Aug. '97                    13431                           14102
Sep. '97                    13610                           14283
Oct. '97                    13688                           14379
Nov. '97                    13792                           14471
Dec. '97                    13983                           14708
Jan. '98                    14166                           14871
Feb. '98                    14171                           14861
Mar. '98                    14183                           14867
Apr. '98                    14111                           14787
May  '98                    14321                           15044
Jun. '98                    14405                           15105
Jul. '98                    14434                           15137
Aug. '98                    14623                           15401
Sep. '98                    14837                           15612
Oct. '98                    14826                           15604
Nov. '98                    14871                           15663
Dec. '98                    14859                           15691
Jan. '99                    15022                           15883
Feb. '99                    14943                           15792
Mar. '99                    14981                           15824
Apr. '99                    14970                           15854
May  '99                    14835                           15738
Jun. '99                    14579                           15482
Jul. '99                    14566                           15530
Aug. '99                    14335                           15356

Chart assumes $10,000 invested on October 15, 1992, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Insured Municipal Bond Index tracks approximately 5100 municipal bonds that are backed by an issuer and have a rating of BBB or higher.

DELAWARE TAX-FREE CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                      Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
   Excluding Sales Charge              +5.98%            +5.86%        -1.97%
   Including Sales Charge              +5.39%            +5.06%        -5.61%
--------------------------------------------------------------------------------
Class B (Est. 3/1/94)
   Excluding Sales Charge              +4.13%            +5.28%        -2.70%
   Including Sales Charge              +3.98%            +4.95%        -6.44%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge              +4.61%                          -2.70%
   Including Sales Charge              +4.61%                          -3.64%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income
                                                                        15
DELAWARE TAX-FREE COLORADO FUND
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1988 TO AUGUST 31, 1999

                      Delaware Tax-Free           Lehman Brothers Insured
                      California Fund A             Municipal Bond Index
Aug. '89                   10000                           9624
Nov. '89                   10269                           9810
Feb. '90                   10397                           9945
May. '90                   10550                          10105
Aug. '90                   10643                          10242
Nov. '90                   11060                          10485
Feb. '91                   11356                          10799
May. '91                   11613                          10998
Aug. '91                   11898                          11275
Nov. '91                   12195                          11544
Feb. '92                   12490                          11787
May. '92                   12754                          12049
Aug. '92                   13197                          12446
Nov. '92                   13418                          12780
Feb. '93                   14209                          13492
May. '93                   14280                          13673
Aug. '93                   14840                          14322
Nov. '93                   14906                          14518
Feb. '94                   14996                          14535
May. '94                   14633                          13916
Aug. '94                   14861                          14030
Nov. '94                   14123                          13064
Feb. '95                   15278                          14399
May. '95                   15966                          15120
Aug. '95                   16179                          15201
Nov. '95                   16792                          15927
Feb. '96                   16966                          16081
May. '96                   16695                          15789
Aug. '96                   17026                          16148
Nov. '96                   17779                          16821
Feb. '97                   17900                          16932
May. '97                   18077                          17157
Aug. '97                   18600                          17763
Nov. '97                   19053                          18369
Feb. '98                   19536                          18948
May. '98                   19773                          19161
Aug. '98                   20208                          19501
Nov. '98                   20533                          19789
Feb. '99                   20737                          19929
May. '99                   20708                          19813
Aug. '99                   20319                          19169

Chart assumes $10,000 invested on September 1, 1989, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE COLORADO FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                 Lifetime    Ten Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
   Excluding Sales Charge         +7.52%      +7.16%       +6.45%       -1.69%
   Including Sales Charge         +7.19%      +6.75%       +5.63%       -5.39%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
   Excluding Sales Charge         +5.58%                                -2.34%
   Including Sales Charge         +5.20%                                -6.09%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
   Excluding Sales Charge         +5.51%                   +5.58%       -2.42%
   Including Sales Charge         +5.51%                   +5.58%       -3.36%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     16

DELAWARE TAX-FREE NEW MEXICO FUND
GROWTH OF A $10,000 INVESTMENT
OCTOBER 5, 1992 (FUND INCEPTION) TO AUGUST 31, 1999

                      Delaware Tax-Free           Lehman Brothers Insured
                      California Fund A             Municipal Bond Index

Oct. '92                     10000                          9625
Nov. '92                     10179                          9810
Feb. '93                     10779                         10334
May. '93                     10833                         10574
Aug. '93                     11258                         11020
Nov. '93                     11308                         11006
Feb. '94                     11376                         11226
May. '94                     11100                         10822
Aug. '94                     11274                         11032
Nov. '94                     10714                         10160
Feb. '95                     11590                         11245
May. '95                     12112                         11738
Aug. '95                     12273                         11790
Nov. '95                     12739                         12342
Feb. '96                     12870                         12427
May. '96                     12665                         12233
Aug. '96                     12916                         12505
Nov. '96                     13487                         13032
Feb. '97                     13579                         13132
May. '97                     13714                         13294
Aug. '97                     14110                         13715
Nov. '97                     14454                         14064
Feb. '98                     14820                         14480
May. '98                     15000                         14678
Aug. '98                     15330                         14959
Nov. '98                     15576                         15095
Feb. '99                     15731                         15180
May. '99                     15709                         15168
Aug. '99                     15414                         14783


Chart assumes $10,000 invested on October 5, 1992, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

The Lehman Brothers Municipal Bond Index tracks approximately 15,000 municipal bonds with a rating of Baa or higher.

DELAWARE TAX-FREE NEW MEXICO FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                    Lifetime      Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
   Excluding Sales Charge            +6.43%         +6.04%       -1.17%
   Including Sales Charge            +5.85%         +5.24%       -4.91%
--------------------------------------------------------------------------------
Class B (Est. 3/3/94)
   Excluding Sales Charge            +4.59%         +5.28%       -1.91%
   Including Sales Charge            +4.44%         +4.95%       -5.68%
--------------------------------------------------------------------------------
Class C (Est. 5/7/96)
   Excluding Sales Charge            +5.27%                      -1.99%
   Including Sales Charge            +5.27%                      -2.94%

All performance includes reinvestment of distributions and, where indicated, applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and Class C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge but are subject to a 1% annual distribution fee and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                        for tax-exempt income 17

FINANCIAL STATEMENTS

VOYAGER MUTUAL FUNDS, INC. - DELAWARE TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                         ---------     ------
MUNICIPAL BONDS - 98.61%
GENERAL OBLIGATION BONDS - 10.14%
Eagle Mountain Community Facility District
   6.50% 7/1/21 ....................................... $1,010,000   $1,064,257
Maricopa County Unified School District #40
   (Glendale) 6.30% 7/1/11 ............................    500,000      534,390
Via Linda Community Facilities (Scottsdale, Arizona)
   5.75% 7/15/23 ......................................  1,155,000    1,087,860
                                                                     ----------
                                                                      2,686,507
                                                                     ----------
HOSPITALS REVENUE BONDS - 36.74%
Maricopa County, Arizona Hospital Revenue
   (Sun Health Corp.) 5.30% 4/1/29 ....................  1,000,000      894,730
Maricopa County, Arizona Hospital Revenue
   (Sun Health Corp.) 6.125% 4/1/18 ...................    600,000      615,918
Maricopa County, Arizona Industrial Development
   Authority Hospital Facilities Revenue (Mayo
   Clinic Hospital) 5.25% 11/15/37 ....................    500,000      454,340
Maricopa County, Arizona Industrial Development
   Authority Hospital Facilities Revenue
   (Pennington Gardens)
   Series A 6.30% 9/20/38 .............................  1,715,000    1,776,689
Mesa, Arizona Individual Development Authority
   Revenue (Discovery Health Systems) Series A-1
   5.625% 1/1/29 ......................................  2,000,000    1,970,160
Mesa, Arizona Individual Development Authority
   Revenue (Lutheran Health Systems) Series A-1
   5.00% 10/1/19 ......................................  1,250,000    1,150,950
Show Low, Arizona Industrial Development Authority
   Hospital Revenue (Navapache Regional Medical
   Center) Series A 5.50% 12/1/17 .....................  2,000,000    1,957,020
Winslow, Arizona Industrial Development Authority
   Hospital Revenue (Winslow Memorial Hospital Project)
   5.50% 6/1/22 .......................................  1,000,000      917,430
                                                                     ----------
                                                                      9,737,237
                                                                     ----------
HOUSING REVENUE BONDS - 28.88%
Maricopa County, Arizona Industrial Development
   Authority Multifamily Family Housing Revenue
   (Pines at Camelback Apartments Project A)
   5.45% 5/1/28 .......................................    750,000      716,490
Maricopa County, Arizona Industrial Development
   Authority Multifamily Housing Revenue (Villas
   De Merced Apartment Project)
   5.45% 12/20/27 .....................................    535,000      506,939
Peoria Casa Del Rio Multi Family Housing
   7.30% 2/20/28 ......................................    500,000      535,145
Pima County, Arizona Industrial Development
   Series A 7.25% 7/1/25 ..............................    725,000      768,986

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                         ---------     ------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)

Pima County, Arizona Industrial Development
   Authority Multifamily Revenue Housing
   (Nova and Villa Projects) 5.125% 12/20/18 .......   $ 1,780,000   $ 1,670,886
Pima County, Arizona Industrial Development
   Authority Multifamily Revenue Housing
   (Willowick Apartments Project)
   5.50% 3/1/28 ....................................       500,000       479,205
Pima County, Arizona Industrial Development
   Authority Singlefamily Revenue Housing
   Series A 5.20% 5/1/31 ...........................     2,000,000     1,818,740
Tucson Industrial Development Authority
   (Los Portales Apartment)
   5.90% 12/20/31 (GNMA) ...........................       600,000       606,354
Yavapai County, Arizona Industrial Development
   Authority Residential Care Facilities
   (Margaret T Morris Center) Series A
   5.40% 2/20/38 (GNMA) ............................       585,000       549,964
                                                                     -----------
                                                                       7,652,709
                                                                     -----------
LEASE/CERTIFICATES OF PARTICIPATION - 6.84%
Guadalupe, Arizona Municipal Property Revenue
   5.30% 7/1/18 ....................................       905,000       839,804
Sedona, Arizona Partner Series 1999
   5.75% 7/1/16 ....................................     1,000,000       971,580
                                                                     -----------
                                                                       1,811,384
                                                                     -----------
POLLUTION CONTROL REVENUE BONDS - 7.56%
Coconimo County, Arizona (Nevada Power)
   6.375% 10/1/36 ..................................     1,250,000     1,288,537
Maricopa County, Arizona
   5.75% 11/1/22 ...................................       750,000       714,922
                                                                     -----------
                                                                       2,003,459
                                                                     -----------
WATER AND SEWER REVENUE BONDS - 5.76%
Gilbert Water & Waste Water System Revenue
   (Connection Development Fee)
   6.875% 4/1/16 ...................................     1,000,000     1,020,110
Tucson, Arizona Water Revenue Refunding Series A
   5.75% 7/1/18 ....................................       500,000       506,670
                                                                     -----------
                                                                       1,526,780
                                                                     -----------
OTHER REVENUE BONDS - 2.69%
Virgin Islands, Public Finance Authority Revenue
   (Senior Lien) Series A 5.50% 10/1/22 ............       750,000       712,403
                                                                     -----------
                                                                         712,403
                                                                     -----------
Total Municipal Bonds (cost $26,760,153) ...........                  26,130,479
                                                                     -----------

18 for tax-exempt income

DELAWARE TAX-FREE ARIZONA FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                       NUMBER OF      MARKET
                                                         SHARES       VALUE
                                                       ----------  ------------
SHORT-TERM INVESTMENTS - 4.62%
Norwest Advantage Municipal Money Market Fund ....      1,224,896  $  1,224,896
                                                                   ------------
Total Short-Term Investments
   (cost $1,224,896) .............................                    1,224,896
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 103.23%
   (Cost $27,985,049) ...........................................  $ 27,355,375
Liabilities Net of Receivables and Other Assets - (3.23%) .......      (856,284)
                                                                   ------------
Net Assets Applicable to 2,534,650 Shares
   ($0.01 par value) Outstanding - 100.00% ......................  $ 26,499,091
                                                                   ============

Net Asset Value - Tax-Free Arizona Fund A Class
   ($18,586,183 / 1,777,822 shares) .............................  $      10.45
                                                                   ============
Net Asset Value - Tax-Free Arizona Fund B Class
   ($5,955,719 / 569,969 shares) ................................  $      10.45
                                                                   ============
Net Asset Value - Tax-Free Arizona Fund C Class
   ($1,957,189 / 186,859 shares) ................................  $      10.47
                                                                   ============

COMPONENTS OF NET ASSETS AT AUGUST, 31 1999:
Common stock, $0.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free
   Arizona Fund A Class, 10,000,000,000 shares allocated to
   Tax-Free Arizona Fund B Class and 10,000,000,000 shares
   allocated to Tax-Free Arizona Fund C Class ...................  $ 27,192,999
Accumulated net realized loss on investments ....................       (64,234)
Net unrealized depreciation of investments ......................      (629,674)
                                                                   ------------
Total Net Assets ................................................  $ 26,499,091
                                                                   ============
------------
Summary of Abbreviations:
GNMA - Insured by the Government National Mortgage Association

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
   ARIZONA FUND A CLASS
Net asset value A Class (A) .....................................        $10.45
Sales charge (3.75% of offering price or 3.92% of amount invested
   per share) (B) ...............................................          0.41
                                                                         ------
Offering price ..................................................        $10.86
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Arizona Fund A Class.

                             See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
  MUNICIPAL BONDS - 99.38%
  GENERAL OBLIGATION BONDS - 27.49%
**Cave Creek Unified School District #93
   7.02% 7/1/11 (FGIC) ...............................  $ 1,500,000  $ 1,528,845
  Chandler Refunding 7.00% 7/1/12 (FGIC) .............    1,000,000    1,047,860
  Cochise County Unified School District
   7.50% 7/1/10 (FGIC) ...............................    1,000,000    1,206,050
**Glendale Unified School District #205
   7.22% 7/1/11 (FGIC) ...............................    2,600,000    2,710,578
  Maricopa County Chandler Unified School District #80
   5.80% 7/1/12 (FGIC) ...............................      635,000      657,638
   5.85% 7/1/13 (FGIC) ...............................    1,380,000    1,433,903
  Maricopa County Creighton Elementary Unified School
   District #114 Series 91
   6.50% 7/1/08 (FGIC) ...............................    1,000,000    1,114,230
  Maricopa County Gilbert Unified School District #41
   6.25% 7/1/15 (FSA) ................................    1,250,000    1,327,325
  Maricopa County Kyrene Unified School District #28
   5.90% 7/1/10 (FGIC) ...............................    2,000,000    2,075,340
  Maricopa County Madison Unified School
   District #38 5.80% 7/1/15 (MBIA) ..................    3,150,000    3,235,050
  Maricopa County Osborn Unified School District #8
   5.88% 7/1/14 (FGIC) ...............................    3,500,000    3,646,405
  Maricopa County Peoria Unified School District #11
   6.10% 7/1/10 (AMBAC) ..............................    2,000,000    2,108,040
   7.00% 7/1/10 (AMBAC) ..............................    1,000,000    1,050,190
  Maricopa County Queens Creek Unified School
   District #95 5.70% 7/1/14 (AMBAC) .................    4,440,000    4,549,357
  Mohave County Unified School District #1
   (Lake Havasu) 5.90% 7/1/15 (FGIC) .................    5,000,000    5,169,750
  Peoria 5.70% 7/1/11(MBIA) ..........................    1,000,000    1,028,090
  Phoenix, Arizona 6.375% 7/1/13 (MBIA) ..............    2,000,000    2,115,540
  Pima County Marana Unified School District #6
   5.75% 7/1/12 (FGIC) ...............................    1,485,000    1,528,228
**Pima County, Tucson Unified School District #1,
   7.02% 7/1/13 (FGIC) ...............................    3,000,000    3,042,720
  Pinal County Apache Junction Unified School
   District #43 5.85% 7/1/15 (FGIC) ..................    2,000,000    2,060,940
  Tucson, Arizona 6.10% 7/1/12 (FGIC) ................    4,890,000    5,138,705
                                                                     -----------
                                                                      47,774,784
                                                                     -----------
  HIGHER EDUCATION REVENUE BONDS - 5.74%
  Arizona State University System 6.125%
   7/1/15 (MBIA) .....................................    1,500,000    1,553,250
  Glendale, Arizona Industrial Development Authority
   Educational Facilities
   (American Graduate School International)
   5.625% 7/1/20 (Connie Lee) ........................    1,500,000    1,505,040
   5.875% 7/1/15 (Connie Lee) ........................    3,000,000    3,082,020
  Glendale, Arizona Industrial Development Authority
   (Midwestern University) Series A
   6.00% 5/15/26 (Connie Lee) ........................      630,000      654,576
                                                        for tax-exempt income 19
DELAWARE TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
  MUNICIPAL BONDS (CONTINUED)
  HIGHER EDUCATION REVENUE BONDS (CONTINUED)
  University Of Arizona 6.25%  6/1/11 (AMBAC) ........  $ 3,000,000  $ 3,183,750
                                                                     -----------
                                                                       9,978,636
                                                                     -----------
  HOSPITAL REVENUE BONDS - 23.65%
  Arizona Health Facilities Hospital Revenue
   4.75% 10/1/30 (AMBAC) .............................    7,500,000    6,343,200
  Maricopa County Hospital District #1
   6.125% 6/1/15 (FGIC) ..............................    5,500,000    5,756,410
  Maricopa County Industrial Development Authority
   (Baptist Hospital)
   5.50% 9/1/13 (MBIA) ...............................    3,080,000    3,113,726
   5.50% 9/1/16 (MBIA) ...............................    1,000,000    1,000,640
  Maricopa County Industrial Development Authority
   (Pennington Gardens) Series A
   6.30% 9/20/38 (GNMA) (FHA) ........................    2,000,000    2,071,940
  Mesa, Arizona Individual Development Authority
   5.625% 1/1/29 (MBIA) ..............................   10,000,000    9,850,800
  Mesa, Arizona Individual Development Authority
   Revenue (Lutheran Health Systems) Series A-1
   5.00% 10/1/19 (MBIA) ..............................    1,500,000    1,381,140
  Mohave County Industrial Development Authority
   (Baptist Hospital) 5.75% 9/1/26 (MBIA) ............    1,100,000    1,106,127
  Mohave County Industrial Development Authority
   (Chris/Silver Ridge)
   6.375% 11/1/31 (GNMA) .............................    1,300,000    1,352,936
  Phoenix, Arizona Industrial Development Authority
   Hospital Revenue (John C. Lincoln Health)
   Series B 5.75% 12/1/16 (Connie Lee) ...............    4,110,000    4,144,401
  Pima County Tucson Medical Center
   6.375% 4/1/12 (MBIA) ..............................    1,000,000    1,060,430
  Pima Individual Health Care
   6.75% 7/1/10 (MBIA) ...............................    1,000,000    1,060,500
**Scottsdale, Arizona Industrial Development
   Authority (Scottsdale Memorial Hospital)
   7.22% 9/1/12 (AMBAC) ..............................    1,250,000    1,323,913
  University of Arizona Medical Center
   6.25% 7/1/10 (MBIA) ...............................    1,445,000    1,539,604
                                                                     -----------
                                                                      41,105,767
                                                                     -----------
  HOUSING REVENUE BONDS - 7.93%
  Chandler Industrial Development Authority
   Multifamily Housing 5.90% 7/20/15 (GNMA) ..........    1,060,000    1,073,080
  Maricopa County, Arizona Industrial Development
   Authority Multifamily Housing Revenue
   (Villas De Merced Apartments Project)
   5.50% 12/20/37 (GNMA) .............................    1,145,000    1,080,594
  Maricopa County, Arizona (Metro Gardens -
   Mesa Ridge Project) 5.15% 7/1/29 (MBIA) ...........    2,850,000    2,599,656
  Pima County, Arizona Industrial Development
   Authority Revenue Series A
   7.25% 7/1/25 (MBIA) ...............................    1,000,000    1,060,670
  Pima County, Arizona Industrial Development
   Authority Multifamily Housing Revenue
   (Hacienda Project)
   7.00% 12/20/31 (GNMA) .............................    1,290,000    1,413,995

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
  MUNICIPAL BONDS (CONTINUED)
  HIGHER EDUCATION REVENUE BONDS (CONTINUED)
  Pima County, Arizona Industrial Development
   Authority Multifamily Housing Revenue
   (Nova and Villa Projects)
   5.20% 12/20/31 (GNMA) .............................  $ 1,000,000  $   919,590
  Tucson Industrial Development Authority
   (Los Portales Apartment)
   5.90% 12/20/31 (GNMA) .............................    3,670,000    3,708,865
  Yuma, Arizona Industrial Development Authority
   Multifamily Revenue (Government
   National Mortgage Association Regency Apartments A)
   5.50% 12/20/32 (MBIA) .............................    2,000,000    1,920,300
                                                                     -----------
                                                                      13,776,750
                                                                     -----------
  LEASE/CERTIFICATES OF PARTICIPATION - 3.53%
  Oro Valley Common Trust Funds Partnership
   5.75% 7/1/11 (MBIA) ...............................    1,000,000    1,055,300
   5.75% 7/1/17 (MBIA) ...............................    1,000,000    1,013,100
  Scottsdale Municipal Property Corporation Lease
   6.25% 11/1/14 (FGIC) ..............................    3,900,000    4,066,062
                                                                     -----------
                                                                       6,134,462
                                                                     -----------
  POWER AUTHORITY REVENUE BONDS - 8.48%
  Guam Power Authority Series A 5.00%
   10/1/24 (AMBAC) ...................................    1,000,000      912,110
  Mesa, Arizona Utility Systems Revenue
   5.25% 7/1/16 (FGIC) ...............................   12,000,000   11,749,800
  Salt River Agricultural Improvement & Power Project
   6.25% 1/1/19 (FGIC) ...............................    2,000,000    2,082,600
                                                                     -----------
                                                                      14,744,510
                                                                     -----------
 *PRE-REFUNDED/ESCROWED TO MATURITY - 8.77%
  Arizona Health Facilities Authority Hospital Systems
   (Phoenix Baptist Hospital & Medical Center)
   6.25% 9/1/11 (Escrowed to Maturity)
   (MBIA) ............................................    2,000,000    2,114,680
  Glendale, Arizona Development Authority
   Educational Facilities
   (American Graduate School International)
   7.00% 7/1/14-05 (Connie Lee) ......................    1,000,000    1,127,960
  Maricopa County Paradise Valley Elementary School
   District #69 6.40% 7/1/10-01 (MBIA) ...............    3,000,000    3,174,720
  Phoenix, Arizona Street & Highway Project
   6.50% 7/1/09-02 (AMBAC) ...........................    2,000,000    2,152,960
  Pima County, Arizona Unified School District #6
   Series A 5.75% 7/1/12-03 (FGIC) ...................       20,000       21,177
  Salt River Agricultural Improvement & Power
   Project 6.50% 1/1/22-01 (AMBAC) ...................    2,000,000    2,099,980
  Santa Cruz County Nogales Unified School District #1
   6.10% 7/1/14-04 (AMBAC) ...........................    1,250,000    1,336,950
  Yuma, Arizona 6.125% 7/1/12-03 (AMBAC) .............    3,000,000    3,207,840
                                                                     -----------
                                                                      15,236,267
                                                                     -----------
  TRANSPORTATION REVENUE BONDS - 8.16%
**Chandler Street & Highway Revenue
   6.47% 7/1/15 (MBIA) ...............................    1,000,000      936,810
  Phoenix, Arizona Civic Improvement Airport Revenue
   Senior Lien (Series A) 5.00% 7/1/25 (FSA) .........    3,500,000    3,197,005

20 FOR TAX-EXEMPT INCOME

DELAWARE TAX-FREE ARIZONA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
  MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE BONDS (CONTINUED)
  Puerto Rico Commonwealth Highway and
   Transportation Authority Revenue, Series A
   5.00% 7/1/38 (MBIA) .............................  $  5,800,000 $  5,184,098
  Tucson Airport Authority Revenue
   5.70% 6/1/13 (MBIA) .............................     4,750,000    4,870,935
                                                                   ------------
                                                                     14,188,848
                                                                   ------------
  WATER & SEWER REVENUE BONDS - 2.85%
  Chandler Water and Sewer Revenue
   7.00% 7/1/12 (FGIC) .............................     1,000,000    1,047,860
  Gilbert Water And Waste Water Revenue
   6.50% 7/1/12 (FGIC) .............................     1,000,000    1,084,400
   6.50% 7/1/22 (FGIC) .............................     2,650,000    2,828,716
                                                                   ------------
                                                                      4,960,976
                                                                   ------------
  OTHER REVENUE BONDS - 2.78%
  Maricopa County Stadium District
   5.50% 7/1/13 (MBIA) .............................     2,000,000    2,021,660
**Peoria Municipal Development Facility Revenue
   6.62% 7/1/10 (MBIA) .............................     2,750,000    2,803,295
                                                                   ------------
                                                                      4,824,955
                                                                   ------------
  Total Municipal Bonds (cost $168,614,031) ........                172,725,955
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.38%
 (Cost $168,614,031) ..........................................  $  172,725,955
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.62% .......       1,074,604
                                                                 --------------
NET ASSETS APPLICABLE TO 15,819,944 SHARES
 ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $  173,800,559
                                                                 ==============

NET ASSET VALUE - TAX-FREE ARIZONA INSURED FUND A CLASS
 ($166,368,093 / 15,143,427 SHARES) ...........................          $10.99
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED B FUND CLASS
 ($6,059,442 / 551,610 SHARES) ................................          $10.99
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED C FUND CLASS
 ($1,373,024 / 124,907 SHARES) ................................          $10.99
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax-Free Arizona Insured Fund A Class, 1,000,000,000
 shares allocated to Tax-Free Arizona Insured Fund B Class
 and 1,000,000,000 shares allocated to Tax-Free
 Arizona Insured Fund C Class .................................   $ 171,203,934
Accumulated net realized loss on investments ..................      (1,515,299)
Net unrealized appreciation of investments ....................       4,111,924
                                                                  -------------
Total Net Assets ..............................................   $ 173,800,559
                                                                  =============
-------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect as of August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FHA - Insured by the Federal Housing Administration
       FSA - Insured by Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE ARIZONA INSURED FUND A CLASS
Net asset value A Class (A) .......................................      $ 10.99
Sales charge (3.75% of offering price or 3.91% of
   amount invested per share) (B) .................................         0.43
                                                                          ------
Offering price ....................................................      $ 11.42
                                                                          ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Arizona Insured Fund A Class.

                             See accompanying notes

VOYAGEUR INSURED FUNDS, INC.
DELAWARE TAX-FREE ARIZONA INSURED FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

ASSETS:
Investments at market .............................. $172,725,955
Interest receivable ................................    2,258,270
Subscriptions receivable ...........................       15,575
Receivable for securities sold .....................    9,489,306
Other assets .......................................          167
                                                      -----------
   Total Assets ....................................              $184,489,273
                                                                   -----------

Liabilities:
Liquidations payable ...............................      299,452
Dividends payable ..................................      204,937
Payable for securities purchased ...................    9,767,500
Other liabilities and accrued expenses .............      416,825
                                                      -----------
   Total Liabilities ...............................               10,688,714
                                                                  -----------

TOTAL NET ASSETS ...................................             $173,800,559
                                                                  ===========

Investments at cost ................................             $168,614,031
                                                                  ===========

                             See accompanying notes
                                                        for tax-exempt income 21

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                             PRINCIPAL     MARKET
                                                               AMOUNT       VALUE
                                                            ----------- -----------
MUNICIPAL BONDS - 100.72%
Higher Education Revenue Bonds - 8.62%
California Educational (University Southern California)
   5.50% 10/1/27 ........................................  $ 1,000,000  $   980,330
San Francisco State University
   5.20% 7/1/19 .........................................    1,000,000      939,850
San Francisco State University Auxiliary Organization
   5.25% 7/1/32 .........................................    2,000,000    1,814,840
                                                                        -----------
                                                                          3,735,020
                                                                        -----------
HOSPITAL REVENUE BONDS - 9.47%
California Health Facilities Finance Authority
   Revenue (Northern California Presbyterian)
   5.40% 7/1/28 .........................................      500,000      458,410
San Benito, California Health Care Revenue
   5.45% 10/1/28 ........................................    2,500,000    2,251,775
Sierra View Local Health Care District California Revenue
   5.25% 7/1/18 .........................................    1,500,000    1,391,520
                                                                        -----------
                                                                          4,101,705
                                                                        -----------
HOUSING REVENUE BONDS - 23.87%
Abag Finance Authority of California
   5.80% 10/1/19 ........................................      875,000      868,805
California Rural Home Revenue
   5.30% 6/1/19 (AMT) ...................................    1,750,000    1,665,527
Chula Vista, California Multi Housing Revenue
   5.30% 7/1/32 .........................................    1,000,000      942,550
Fairfield, California Housing Authority
   5.625% 9/1/23 ........................................    1,000,000      945,350
Monterey County, California Housing Revenue
   5.00% 7/1/19 .........................................    2,260,000    2,050,905
Riverside California Multifamily Bridgecare
   5.60% 5/1/32 .........................................    2,865,000    2,864,742
San Marcos, California Redevelopment Agency
   Tax Allocation Affordable Housing Project -
   Series A
   5.65% 10/1/28 ........................................      500,000      470,160
   6.00% 10/1/27 ........................................      530,000      531,161
                                                                        -----------
                                                                         10,339,200
                                                                        -----------
LEASE/CERTIFICATES OF PARTICIPATION - 28.90%
California Statewide Community Development
   Authority Partnership
   5.375% 4/1/17 ........................................    4,000,000    3,714,120
Del Mar, California School District
   5.25% 9/1/29 .........................................    2,000,000    1,879,540
Duarte, California Certificates of Participation
   5.25% 4/1/24 .........................................    1,865,000    1,670,909
Orange County, California Water Distribution
   Certificate of Participation Series A
   5.25% 8/15/22 ........................................    2,000,000    1,902,700
San Diego, California Certificate of Participation
   5.70% 2/1/28 .........................................    1,500,000    1,421,325
   6.25% 9/1/29 .........................................    1,000,000    1,000,830

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
MUNICIPAL BONDS (CONTINUED)
LEASE/CERTIFICATES OF PARTICIPATION (CONTINUED)

Soledad Unified School District Financing Project
   5.30% 5/1/19 ......................................  $ 1,000,000  $   932,840
                                                                     -----------
                                                                      12,522,264
                                                                     -----------
POLLUTION CONTROL REVENUE BONDS - 1.11%
California Pollution Control Authority Facilities
   Revenue (Mobil Oil Project)
   5.50% 12/1/29 .....................................      500,000      479,365
                                                                     -----------
                                                                         479,365
                                                                     -----------
SCHOOL DISTRICT REVENUE BONDS - 3.59%
Golden West Schools Financing
   5.80% 2/1/21 ......................................      500,000      518,710
   5.80% 2/1/23 ......................................      500,000      518,245
   5.80% 2/1/24 ......................................      500,000      517,935
                                                                     -----------
                                                                       1,554,890
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 5.58%
Foothill/Eastern Corridor Agency California Toll
   Road Revenue 5.75% 1/15/40 ........................    2,050,000    1,957,340
Port Redwood City, California 5.40% 6/1/19 ...........      500,000      461,705
                                                                     -----------
                                                                       2,419,045
                                                                     -----------
OTHER REVENUE BONDS - 19.58%
El Monte, California Public Authority Tax Allocation
   Special Term (Multiple Redevelopment Project)
   5.80% 6/1/28 ......................................      880,000      827,077
Escondido, California Improvement Bond Act 1915
   5.625% 9/2/18 .....................................      500,000      475,115
La Mirada, California Redevelopment Agency Special
   Tax Ref-Community Facilities District Number 89-1
   5.70% 10/1/20 .....................................      500,000      481,585
Lake Elisnore, California Public Financing Authority
   5.50% 9/1/30 ......................................    1,000,000      931,320
   5.80% 9/2/15 ......................................    1,125,000    1,063,406
Rancho Mirage, California Improvement Board
   6.10% 9/2/11 ......................................      495,000      506,697
Sacramento County, California Special Tax
   (Community Facilities District Number 1)
   5.70% 12/1/20 .....................................      500,000      484,400
Santa Ana, California Financing Authority
   Revenue (Inner City Commuter C)
   5.60% 9/1/19 ......................................      600,000      565,608
Santa Clara, California Redevelopment Agency
   (Bayshore North Project) Series A
   5.50% 6/1/23 ......................................    2,245,000    2,212,605
Turlock Public Funding, California 5.45% 9/1/24 ......      500,000      466,455
Whittier, California Redevelopment Agency
   Tax Allocation (Whittier Boulevard)
   5.75% 11/1/28 .....................................      500,000      467,865
                                                                     -----------
                                                                       8,482,133
                                                                     -----------
Total Municipal Bonds (cost $45,680,600) .............                43,633,622
                                                                     -----------

22 for tax-exempt income


DELAWARE TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ----------  -----------
SHORT-TERM INVESTMENTS - 5.29%
Dreyfus Tax-Exempt Cash Management Inc. ............       126,691   $  126,691
Norwest Advantage Municipal Money Market Fund ......     2,166,351    2,166,351
                                                                     ----------
Total Short-Term Investments (cost $2,293,042) .....                  2,293,042
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 106.01%
   (Cost $47,973,642) ...........................................  $ 45,926,664
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (6.01%) .......    (2,604,493)
                                                                   ------------
NET ASSETS APPLICABLE TO 4,126,094 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $ 43,322,171
                                                                   ============

NET ASSET VALUE - TAX-FREE CALIFORNIA FUND A CLASS
   ($24,514,769 / 2,337,388 SHARES) .............................        $10.49
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND B CLASS
   ($13,675,840 / 1,299,901 SHARES) .............................        $10.52
                                                                         ======
NET ASSET VALUE - TAX-FREE CALIFORNIA FUND C CLASS
   ($5,131,562 / 488,805 SHARES) ................................        $10.50
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31,1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free California Fund A Class 10,000,000,000
   shares allocated to Tax-Free California Fund B Class and
   10,000,000,000 shares allocated to Tax-Free California
   Fund C Class .................................................  $ 45,553,017
Undistributed net investment income .............................           380
Accumulated net realized loss on investments ....................      (184,248)
Net unrealized depreciation of investments ......................    (2,046,978)
                                                                   ------------
Total Net Assets ................................................  $ 43,322,171
                                                                   ============
----------------------
Summary of Abbreviations:
AMT - Bonds subject to Alternative Minimum Tax

NET ASSET VALUE AND OFFERING PRICE FOR
   TAX-FREE CALIFORNIA FUND A CLASS
Net asset value A Class (A) .......................................      $10.49
Sales charge (3.75% of offering price or 3.91% of
   amount invested per share) (B) .................................        0.41
                                                                         ------
Offering price ....................................................      $10.90
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free California Fund A Class.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
MUNICIPAL BONDS - 99.30%
General Obligation Bonds - 2.83%
Whittier, California Elementary School District
   5.00% 8/1/23 (FGIC) .................................  $1,000,000  $  912,820
                                                                      ----------
                                                                         912,820
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 5.80%
San Francisco State University Foundation
   5.25% 7/1/32 (MBIA) .................................   2,000,000   1,869,700
                                                                      ----------
                                                                       1,869,700
                                                                      ----------
HOSPITAL REVENUE BONDS - 6.52%
California Health Facilities - Catholic Healthcare West
   6.00% 7/1/17 (MBIA) .................................   1,000,000   1,040,890
California Health Facilities - San Diego Hospital
   6.20% 8/1/12 (MBIA) .................................   1,000,000   1,058,910
                                                                      ----------
                                                                       2,099,800
                                                                      ----------
HOUSING REVENUE BONDS - 23.00%
California Housing Finance Agency Home Mortgage
   Revenue Series E 6.05% 8/1/16 (MBIA) ................   1,000,000   1,020,390
California Housing Finance Agency Home Mortgage
   Revenue Series K 6.15% 8/1/16 (MBIA) ................   1,100,000   1,131,823
California Housing Finance Agency Revenue Series E
   6.75% 8/1/26 (MBIA) .................................   1,000,000   1,046,700
California Housing Finance Agency Revenue Series F
   6.00% 8/1/17 (MBIA) .................................   1,000,000   1,023,940
California Housing Finance Agency Single Family
   Mortgage 6.00% 8/1/20 (AMT) .........................     935,000     955,841
California Rural Home Mortgage Finance Authority
   Single Family Mortgage Revenue
   7.95% 12/1/24 (AMBAC) ...............................   1,055,000   1,159,413
Fresno, California Multifamily Housing Revenue
   GNMA (Woodlands Apartments Project) A
   6.65% 5/20/17 (GNMA) ................................   1,000,000   1,073,820
                                                                      ----------
                                                                       7,411,927
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 21.70%
Bakersfield, California Certificates of Participation
   (Convention Center Expansion Project)
   5.80% 4/1/17 (MBIA) .................................   1,000,000   1,026,430
Inland Empire Solid Waste Authority
   6.00% 8/1/16 (FSA) ..................................   1,500,000   1,555,395
Ontario Redevelopment Cimarron Project
   6.25% 8/1/15 (MBIA) .................................   1,000,000   1,048,790
San Luis Obispo, California Capital Revenue
   6.375% 6/1/14 (AMBAC) ...............................   1,000,000   1,062,640
Santa Barbara, California Water Revenue
   6.70% 4/1/27 (AMBAC) ................................   1,000,000   1,060,950
Santa Clara, California Finance Authority
   7.75% 11/15/11 (AMBAC) ..............................   1,000,000   1,237,370
                                                                      ----------
                                                                       6,991,575
                                                                      ----------
                                                        for tax-exempt income 23

DELAWARE TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                         ----------- -----------
MUNICIPAL BONDS (Continued)
POLLUTION CONTROL REVENUE BONDS - 6.79%
California Pollution Revenue
   5.45% 9/1/29 (MBIA) ...............................  $ 2,250,000  $ 2,188,485
                                                                     -----------
                                                                       2,188,485
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 14.38%
Alameda Corridor Transportation Authority California
   Senior Lein Series A 5.00% 10/1/29 (MBIA) .........    1,000,000      899,800
Foothill/Eastern Corridor Agency Toll Road Revenue
   5.125% 1/15/19 (MBIA) .............................    2,000,000    1,892,960
San Francisco Airport Revenue 5.00%
   5/1/23 (FGIC) .....................................    1,000,000      902,400
San Francisco, California City & County
   International Airport Revenue (AMT Special
   Facilities Lease-SFO Fuel-A)
   5.25% 1/1/21 (AMBAC) ..............................    1,000,000      937,750
                                                                     -----------
                                                                       4,632,910
                                                                     -----------
WATER & SEWER REVENUE BONDS - 6.05%
Calaveras County Water District Revenue
   6.125% 9/1/17 (AMBAC) .............................    1,000,000    1,049,210
San Diego Facilities Sewer Revenue
   5.00% 5/15/29 (FGIC) ..............................    1,000,000      900,241
                                                                     -----------
                                                                       1,949,451
                                                                     -----------
OTHER REVENUE BONDS - 12.23%
Del Mar, California School District
   5.25% 9/1/29 (AMBAC) ..............................    2,000,000    1,879,540
Rancho Water District Finance Revenue
   5.90% 11/1/15 (FGIC) ..............................    1,000,000    1,041,270
Santa Clara, California Bayshore North Project
   5.75% 7/1/14 (AMBAC) ..............................    1,000,000    1,020,140
                                                                     -----------
                                                                       3,940,950
                                                                     -----------
Total Municipal Bonds (cost $31,680,004) .............                31,997,618
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.30%
   (Cost $31,680,004) .........................................   $   31,997,618
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.70% .......          223,949
                                                                  --------------
NET ASSETS APPLICABLE TO 3,090,293 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................   $   32,221,567
                                                                  ==============

NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND A CLASS
   ($25,041,817 / 2,401,641 SHARES) ...........................           $10.43
                                                                          ======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND B CLASS
   ($6,588,208 / 631,709 SHARES) ..............................           $10.43
                                                                          ======
NET ASSET VALUE - TAX-FREE CALIFORNIA INSURED FUND C CLASS
   ($591,542 / 56,943 SHARES) .................................           $10.39
                                                                          ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free California Insured Fund A Class, 1,000,000,000 shares allocated to Tax-Free California Insured Fund B Class and 1,000,000,000 shares allocated to
   Tax-Free California Insured Fund C Class ......................  $32,101,141
Accumulated net realized loss on investments .....................     (197,188)
Net unrealized appreciation of investments .......................      317,614
                                                                    -----------
Total Net Assets .................................................  $32,221,567
                                                                    ===========
----------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Bonds subject to Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by Financial Security Assurance
 GNMA - Insured by the Government National Mortgage Association
 MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
   CALIFORNIA INSURED FUND A CLASS
Net asset value A Class (A) ............................................ $10.43
Sales charge (3.75% of offering price or 3.93% of amount invested
   per share) (B) ......................................................   0.41
                                                                         ------
Offering price ......................................................... $10.84
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How To Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free California Insured Fund A Class.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999
--------------------------------------------------------------------------------
ASSETS:
Investments at market ..............................  $31,997,618
Interest receivable ................................      392,667
Subscriptions receivable ...........................       29,858
Receivable for securities sold .....................    2,372,138
Other assets .......................................       38,371
                                                      -----------
   Total Assets ....................................                $34,830,652
                                                                    -----------

LIABILITIES:
Liquidations payable ...............................      125,747
Dividends payable ..................................       33,915
Payable for securities purchased ...................    2,244,375
Other liabilities and accrued expenses .............      205,048
                                                      -----------
   Total Liabilities ...............................                  2,609,085
                                                                    -----------

Total Net Assets ...................................                $32,221,567
                                                                    ===========

Investments at cost ................................                $31,680,004
                                                                    ===========

                             See accompanying notes

24 for tax-exempt income

Voyageur Mutual Funds II, Inc.
Delaware Tax-Free Colorado Fund
Statement of Net Assets
August 31, 1999
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
  MUNICIPAL BONDS - 99.35%
  GENERAL OBLIGATION BONDS - 19.89%
  Arapahoe, Colorado Water & Sanitation
  Series 1995A 6.00% 12/1/15 ........................  $8,010,000    $ 8,323,351
  Series 1995A 6.15% 12/1/19 ........................  10,075,000     10,493,314
**Arapahoe County, Colorado School District
    # 5 Cherry Creek 6.47% 12/15/15 .................   3,000,000      2,835,660
    Broomfield Colorado 4.75% 12/15/99 ..............   4,600,000      4,612,834
  Central Platte Metropolitan District Colorado
    5.20% 12/1/17 ...................................   7,950,000      7,433,568
  E-470 Business Metropolitan District Colorado
    5.125% 12/1/17 ..................................   2,500,000      2,316,650
  Eagles Nest Metropolitan District Limited Tax
    6.50% 11/15/17 ..................................   6,495,000      6,852,095
**El Paso County School District # 20
    7.27% 12/15/14 ..................................   1,250,000      1,268,913
  GVR Metropolitan District Series A
    6.00% 12/1/15 ...................................   7,075,000      7,377,315
    6.125% 12/1/19 ..................................   4,725,000      4,933,940
  Highlands Metropolitan District # 3
    5.30% 12/1/19 ...................................   1,500,000      1,407,795
**Highlands Ranch Metropolitan School District # 2
    6.17% 6/15/16 ...................................   1,850,000      1,639,230
  Interstate South Metropolitan District
    6.00% 12/1/20 ...................................   8,755,000      8,936,491
  Jefferson County Metropolitan District - Section 14,
    Series A 6.20% 12/1/13 ..........................   2,250,000      2,371,950
                                                                     -----------
                                                                      70,803,106
                                                                     -----------
  HIGHER EDUCATION REVENUE BONDS - 4.52%
  Colorado Educational & Cultural Facilities
    6.50% 7/15/12 ...................................   1,975,000      1,942,748
    6.50% 7/15/24 ...................................   5,145,000      4,966,469
**Colorado Post Secondary Education Facilities
    Authority 8.17% 3/1/16 ..........................   3,350,000      3,541,821
  Colorado Springs, Colorado Revenue
    (Colorado College Project) 5.375% 6/1/32 ........   6,070,000      5,642,854
                                                                     -----------
                                                                      16,093,892
                                                                     -----------
  HOSPITAL REVENUE BONDS - 24.94%
  Boulder County, Colorado Hospital Revenue
    Development (Longmont United Hospital)
    5.60% 12/1/27 ...................................    6,765,000     6,217,914
  Boulder County, Colorado Hospital Revenue
    (Longmont United Project)
    5.875% 12/1/20 ..................................    3,250,000     3,155,685
  Colorado Health Facilities Authority
    (Covenant Retirement) 6.75% 12/1/25 .............    4,150,000     4,424,564
  Colorado Health Facilities Authority
    (National Jewish Medical & Research Center)
    5.375% 1/1/23 ...................................    5,445,000     4,833,145
    5.375% 1/1/28 ...................................    3,230,000     2,818,143

--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOSPITAL REVENUE BONDS (CONTINUED)
  Colorado Health Facilities Authority
    (Parkview Hospital)
    6.00% 9/1/16 ...................................    $4,000,000   $ 4,010,040
    6.125% 9/1/25 ..................................     7,750,000     7,665,525
**Colorado Health Facilities Authority Revenue
    6.67% 10/1/26 ..................................     3,375,000     2,902,196
  Colorado Health Facilities Authority Revenue
    (National Benevolent Association)
    5.25% 2/1/28 ...................................     3,700,000     3,202,054
  Colorado Health Facilities Authority Revenue
    (National Benevolent Association) Series A
    5.25% 1/1/27 ...................................     1,330,000     1,153,549
    6.38% 8/15/24 ..................................     3,250,000     3,323,093
    6.90% 6/1/15 ...................................     1,085,000     1,162,502
  Colorado Health Facilities Authority Revenue
    (National Jewish Medical & Research Center)
     Series B 5.375% 1/1/29 ........................     1,820,000     1,595,940
  Colorado Health Facilities Authority Revenue
    (Steamboat Springs Health)
    5.75% 9/15/22 ..................................     6,000,000     5,439,660
  Colorado Health Facilities Authority
    (Rocky Mountain Adventist Healthcare)
    6.625% 2/1/13 ..................................    15,000,000    14,776,650
    6.625% 2/1/22 ..................................     5,885,000     5,712,981
  Colorado Health Facilities Authority
    (Vail Valley Medical Center Revenue)
    6.50% 1/15/13 ..................................     2,400,000     2,513,160
    6.60% 1/15/20 ..................................     6,500,000     6,802,445
  Colorado Health Facilities Revenue
    (Parkview Medical Center Income Project)
    5.25% 9/1/18 ...................................     1,500,000     1,348,395
    5.30% 9/1/25 ...................................     1,500,000     1,316,295
  Denver, Colorado Health & Hospital Revenue
    5.375% 12/1/28 .................................     5,000,000     4,421,300
                                                                     -----------
                                                                      88,795,236
                                                                     -----------
  HOUSING REVENUE BONDS - 14.77%
  Adams County, Colorado Housing Authority Mortgage
    Revenue (Aztec Villa Apartments Project)
    5.85% 12/1/27 ..................................     1,825,000     1,817,299
  Adams County Housing Authority (Greenbriar Project)
    6.75% 7/1/21 ...................................     1,730,000     1,803,404
  Aurora Colorado Housing Revenue
    5.60% 7/1/19 ...................................     2,635,000     2,573,157
    5.70% 7/1/23 ...................................     1,535,000     1,492,020
  Boulder County, Colorado Housing Authority
    Revenue 4.75% 12/1/28 ..........................     2,500,000     2,182,850
  Colorado Housing Finance Authority
    5.20% 10/1/30 ..................................     1,710,000     1,586,076
                                                        for tax-exempt income 25

DELAWARE TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
  MUNICIPAL BONDS (Continued)
  Housing Revenue Bonds (Continued)
  Colorado Housing Finance Authority Multifamily
    Series A-3 5.85% 10/1/28 (FHA) .................... $4,000,000   $ 4,058,320
    Series A-3 6.25% 10/1/26 ..........................  8,530,000     8,833,242
    Series B-3 5.65% 10/1/28 ..........................  3,880,000     3,857,845
    Series C-3 6.10% 10/1/28 ..........................  4,120,000     4,238,532
  Colorado State - Single Family Housing Authority
    Senior Revenue 7.10% 6/1/14 .......................     15,000        16,028
  Eaglebend, Colorado Affordable Housing Corporate
    Multifamily Revenue Housing Project
    Series A 6.20% 7/1/12 .............................  1,000,000     1,025,030
    Series A 6.40% 7/1/17 .............................  1,000,000     1,024,790
    Series A 6.45% 7/1/21 .............................  1,000,000     1,026,220
  Englewood Multifamily (Marks Apartments)
    Series B 6.00% 12/15/18 ...........................  8,525,000     8,604,027
    Series 96 6.65% 12/1/26 ...........................  5,700,000     5,947,380
  Pueblo County Single Family Mortgage Revenue Series
    1994A 7.05% 11/1/27 (GNMA) ........................  2,415,000     2,500,974
                                                                     -----------
                                                                      52,587,194
                                                                     -----------
  LEASE/CERTIFICATES OF PARTICIPATION - 3.91%
  Colorado Post Secondary Education (Auraria
    Foundation  Project) 6.00% 9/1/15 (FSA) ...........  1,000,000     1,043,360
  Conejos & Alamosa Counties, Colorado School
     District Certificates of Participation
    6.50% 4/1/11 ......................................  1,700,000     1,741,701
  Greeley Building Authority 6.10% 8/15/16 ............  2,600,000     2,635,802
**Jefferson County, Colorado Certificates
   of Participation
    6.67% 12/1/09 (MBIA) ..............................  5,000,000     5,197,100
**Pueblo County, Colorado School District # 60,
    Pueblo Certificates of Participation
    6.92% 12/1/10 (MBIA) ..............................  2,220,000     2,306,824
  Westminster Colorado 5.625% 9/1/19 ..................  1,000,000       991,090
                                                                     -----------
                                                                      13,915,877
                                                                     -----------
  POWER AUTHORITY REVENUE BONDS - 2.38%
  Platte River Power Authority Series BB
    6.125% 6/1/14 .....................................  5,000,000     5,191,750
  Puerto Rico Electric Power Authority Power
    Series DD 5.00% 7/1/28 ............................  3,680,000     3,274,464
                                                                    ------------
                                                                       8,466,214
                                                                    ------------
  Transportation Revenue Bonds - 8.62%
  Arapahoe County Vehicle Reg E-470
    6.15% 8/31/26 (MBIA) ..............................  8,530,000     8,962,471
  Denver, Colorado City & County Airport
    5.00% 11/15/25 ....................................  4,500,000     4,034,385
  E-470 Public Highway Authority Colorado Revenue
    Series A 4.75% 9/1/23 .............................  6,000,000     5,127,120
    Series A 5.00% 9/1/21 .............................  8,950,000     8,118,098
    Series A 5.00% 9/1/26 .............................  5,000,000     4,457,650
                                                                     -----------
                                                                      30,699,724
                                                                     -----------

  UTILITY REVENUE BONDS - 2.50%
  Colorado Springs, Colorado Utilities Revenue
    Series A 5.00% 11/15/27 .......................... $10,000,000  $  8,907,600
                                                                    ------------
                                                                       8,907,600
                                                                    ------------
  WATER AND SEWER REVENUE BONDS - 3.34%
  Centennial County Water and Sanitary District
    Revenue 6.00% 12/1/15 (LOC - Swiss Bank) .........   4,000,000     4,201,800
  Colorado Educational & Cultural Facilities
    Authority (Aspen Foundation)
    Series A 6.125% 7/1/12 ...........................     605,000       597,280
    Series A 6.50% 7/1/24 ............................   1,710,000     1,664,651
  Erie, Colorado Water Enterprise Revenue
    5.00% 12/1/23 ....................................   5,000,000     4,393,900
  Westminster Water & Sewer Utility Revenue
    6.25% 12/1/14 (AMBAC) ............................   1,000,000     1,053,180
                                                                    ------------
                                                                      11,910,811
                                                                    ------------
  OTHER REVENUE BONDS - 14.48%
  Aspen Colorado Sales Tax Revenue
    5.40% 11/1/19 ....................................   1,500,000     1,439,415
  Aurora (Saddle Rock Golf Course)
    6.20% 12/1/15 ....................................   2,000,000     2,032,820
  Colorado Educational Authority Revenue
    (Alexander Dawson School)
    5.30% 2/15/29 (MBIA) .............................   4,500,000     4,232,205
  Colorado Educational & Cultural Facilities Authority
    Revenue (Auraria Foundation Colorado)
    4.75% 9/1/28 .....................................   6,000,000     5,083,740
  Colorado Post Secondary Education
    (Ocean Journey Project) 8.375% 12/1/26 ...........   8,000,000     9,155,280
  Lowry, Colorado Economic Redevelopment Authority
    7.50% 12/1/10 ....................................  13,700,000    15,475,928
  Lowry, Colorado Economic Redevelopment Authority
    Colorado Revenue Series A 7.00% 12/1/10 ..........   1,400,000     1,540,182
  Metropolitan Football Stadium Series A
   *4.93% 1/1/08 (MBIA) ..............................   4,000,000     2,638,360
   *5.03% 1/1/09 (MBIA) ..............................   4,000,000     2,489,280
   *5.22% 1/1/11 (MBIA) ..............................   3,700,000     2,034,519
   *5.33% 1/1/12 (MBIA) ..............................   1,750,000       900,813
  Pueblo Urban Renewal Authority Junior Lien
    6.625% 12/1/19 ...................................   2,110,000     2,205,203
  South Suburban District (Golf & Ice Arena Facility)
    6.00% 11/1/15 ....................................   2,330,000     2,333,029
                                                                    ------------
                                                                      51,560,774
                                                                    ------------
  Total Municipal Bonds (cost $351,791,502) ..........               353,740,428
                                                                    ------------

26 for tax-exempt income

DELAWARE TAX-FREE COLORADO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES OWNED - 99.35%
    (COST $351,791,502) ..........................................  $353,740,428
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.65% ........     2,305,553
                                                                    ------------
  NET ASSETS APPLICABLE TO 33,017,350 SHARES
    ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $356,045,981
                                                                    ============

  NET ASSET VALUE - TAX-FREE COLORADO FUND A CLASS
    ($338,184,417 / 31,361,674 SHARES) ...........................        $10.78
                                                                          ======
  NET ASSET VALUE - TAX-FREE COLORADO FUND B CLASS
    ($13,530,048 / 1,254,310 SHARES) .............................        $10.79
                                                                          ======
  NET ASSET VALUE - TAX-FREE COLORADO FUND C CLASS
    ($4,331,516 / 401,366 SHARES) ................................        $10.79
                                                                          ======

  COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
  Common stock, $0.01 par value, 10,000,000,000 shares
    authorized to the Fund with 1,000,000,000 shares
    allocated to Tax-Free Colorado Fund A Class,
    1,000,000,000 shares allocated to Tax-Free Colorado
    Fund B Class, and 1,000,000,000 shares allocated to
  Tax-Free Colorado Fund C Class ................................. $355,006,907
  Accumulated net realized loss on investments ...................     (909,852)
  Net unrealized appreciation of investments .....................    1,948,926
                                                                   ------------
  Total Net Assets ............................................... $356,045,981
                                                                   ============
----------------------
 *Zero Coupon Bond - The interest rate shown is the effective yield as of
  August 31, 1999.
**Inverse Floaters represent a security that pays interest at rates that increase(decrease) with a decrease(increase) in a specific index. Interest rates disclosed are in effect as of August 31, 1999.
----------------------
Summary of Abbreviations:
    AMBAC - Insured by the AMBAC Indemnity Corporation
      FHA - Insured by the Federal Housing Authority
      FSA - Insured by Financial Security Assurance
     GNMA - Insured by the Government National Mortgage Association
      LOC - Swiss Bank - Letter of Credit by the Swiss Bank of New York
     MBIA - Insured by the Municipal Bond Insurance Association

  NET ASSET VALUE AND OFFERING PRICE FOR
    TAX-FREE COLORADO FUND A CLASS
  Net asset value A Class (A) ....................................       $10.78
  Sales charge (3.75% of offering price or 3.90% of amount
  invested per share)(B) .........................................         0.42
                                                                         ------
  Offering price .................................................       $11.20
                                                                         ======
  ----------------------
  (A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
  (B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free Colorado Fund A Class.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.74%
GENERAL OBLIGATION BONDS - 4.59%
Bernanillo County, New Mexico 4.50% 8/1/18 ............ $1,260,000    $1,088,942
                                                                      ----------
                                                                       1,088,942
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 8.32%
 New Mexico Education Assistance Foundation
   6.65% 11/1/25 ...................................... 1,000,000      1,027,470
Santa Fe, New Mexico Educational Facilities Revenue
   5.50% 3/1/24 ....................................... 1,000,000        947,280
                                                                      ----------
                                                                       1,974,750
                                                                      ----------
HOSPITAL REVENUE BONDS - 10.07%
 New Mexico State Hospital Equipment Council
   Hospital Revenue 5.50% 6/2/28 ...................... 1,500,000      1,350,525
 State Hospital Equipment Memorial Medical Center
   Project 6.40% 6/1/16 ............................... 1,000,000      1,039,890
                                                                      ----------
                                                                       2,390,415
                                                                      ----------
HOUSING REVENUE BONDS - 27.02%
 Carlsbad, New Mexico Housing Multifamily Revenue
   (Colonial Hillcrest) 7.375% 8/1/27 ................. 1,000,000      1,028,660
 New Mexico Mortgage Finance Authority
   Series 1994B 6.75% 7/1/25 .......................... 1,000,000      1,079,900
   Series 1994F 6.95% 1/1/26 .......................... 1,000,000      1,091,640
   Series 1996G 6.85% 1/1/21 .......................... 1,500,000      1,628,535
 Santa Fe Single Family Mortgage Revenue
   6.20% 11/1/16 ......................................   575,000        587,426
 Southeastern New Mexico Affordable Housing
   (Casa Hermosa Apartments) 7.25% 12/1/27 ............ 1,000,000        997,690
                                                                      ----------
                                                                       6,413,851
                                                                      ----------
POLLUTION CONTROL REVENUE BONDS - 8.86%
 Farmington, New Mexico Pollution Control
   Public Service Company Project ACA-CBI
   6.375% 4/1/22 ...................................... 1,000,000      1,046,980
 Lordsburg Pollution Control Revenue
   6.50% 4/1/13 ....................................... 1,000,000      1,055,510
                                                                      ----------
                                                                       2,102,490
                                                                      ----------
*Pre-Refunded Bonds - 9.17%
 Dona Ana County Tax Reference & Improvement
   6.00% 6/1/19-03 .................................... 1,000,000      1,070,520
 University of New Mexico Technical Development
   Lease Revenue 6.55% 8/15/25-04 ..................... 1,000,000      1,107,020
                                                                      ----------
                                                                       2,177,540
                                                                      ----------
Utility Revenue Bonds - 4.42%
 Los Alamos Utility System Revenue 1994A
   6.00% 7/1/15 (FSA) ................................. 1,000,000      1,049,500
                                                                      ----------
                                                                       1,049,500
                                                                      ----------
Other Revenue Bonds - 26.29%
 Albuquerque, New Mexico Gross Receipts Tax Revenue
   4.75% 7/1/22 ....................................... 1,000,000        865,700
 Albuquerque Special Assessment #223
   6.45% 1/1/15 .......................................   635,000        636,461
                                                        for tax-exempt income 27

DELAWARE TAX-FREE NEW MEXICO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL         MARKET
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Bernalillo County, New Mexico Gross Receipts Tax
   Revenue 5.25% 4/1/27 .............................  $1,000,000    $   949,010
Las Cruses Solid Waste Authority Environmental
   Services 6.00% 6/1/16 ............................     500,000        506,235
Puerto Rico Public Finance
   (Series A) 5.00% 6/1/26 ..........................   1,500,000      1,339,680
Santa Fe, New Mexico Municipal Record Complex Net
   Revenue 5.625% 12/1/23 ...........................   1,000,000        910,800
Truth Or Consequences Gross Tax Receipts
   6.30% 7/1/16 .....................................   1,000,000      1,033,450
                                                                     -----------
                                                                       6,241,336
                                                                     -----------
Total Municipal Bonds (cost $23,160,482)                              23,438,824
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (Cost $23,160,482) - 98.74% ...................................   $23,438,824
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.26% ..........       298,610
                                                                     -----------
NET ASSETS APPLICABLE TO 2,200,310 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .......................   $23,737,434
                                                                     ===========

NET ASSET VALUE - TAX-FREE NEW MEXICO FUND A CLASS
   ($20,732,383 / 1,921,988 SHARES) ..............................        $10.79
                                                                          ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND B CLASS
   ($2,623,849 / 242,991 SHARES) .................................        $10.80
                                                                          ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND C CLASS
   ($381,202 / 35,331 SHARES) ....................................        $10.79
                                                                          ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, unlimited shares
   authorized to the Tax-Free New Mexico Fund ....................  $23,919,985
   Accumulated net realized loss on investments ..................     (460,893)
   Net unrealized appreciation of investments ....................      278,342
                                                                    -----------
Total Net Assets .................................................  $23,737,434
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
----------------------
Summary of Abbreviations:
FSA - Insured by Financial Security Assurance

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE NEW MEXICO
   FUND A CLASS
Net asset value per share (A) .........................................  $10.79
Sales charge (3.75% of offering price or 3.89% of
   amount invested per share) (B) .....................................    0.42
                                                                         ------
Offering price ........................................................  $11.21
                                                                         ======
----------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more for Tax-Free New Mexico Fund A Class.

                             See accompanying notes

28 for tax-exempt income

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                   VOYAGEUR      VOYAGEUR       VOYAGEUR     VOYAGEUR       VOYAGEUR       VOYAGEUR
                                                    MUTUAL        INSURED       MUTUAL      INVESTMENT       MUTUAL       INVESTMENT
                                                 FUNDS, INC.    FUNDS, INC.     FUNDS, INC.    TRUST     FUNDS II, INC.      TRUST
                                                  TAX-FREE        TAX-FREE      TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                                   ARIZONA        ARIZONA      CALIFORNIA   CALIFORNIA      COLORADO      NEW MEXICO
                                                    FUND       INSURED FUND       FUND     INSURED FUND      FUND            FUND
                                                 ----------    -----------    ----------    ----------    -----------     ----------
INVESTMENT INCOME:
Interest ......................................  $ 1,198,575    $10,128,592   $ 1,804,436   $ 1,936,773  $ 21,537,209   $ 1,392,806
                                                 -----------    -----------   -----------   -----------  ------------   -----------

EXPENSES:
Management fees ...............................      113,916        918,346       177,540       175,920     1,927,364       126,495
Dividend disbursing and transfer agent
 fees and expenses ............................       18,812        116,347        26,282        32,300       251,020        22,672
Distribution expense ..........................      103,117        510,030       192,128       144,223     1,054,815        79,881
Registration fees .............................       10,200          7,395         5,050         6,550           200         2,700
Reports and statements to shareholders ........        3,800         31,000         4,430         8,190        41,123         2,200
Accounting and administration .................        7,707         70,200        12,878        14,200       135,013         9,480
Professional fees .............................        7,725         16,200         8,850        22,000        26,637         4,700
Custodian fees and expenses ...................        3,350         12,408         5,200         3,300        16,000           950
Directors' fees ...............................        1,421          3,400         1,859           750         8,852         1,873
Taxes (other than taxes on income) ............        2,600         18,064           280         4,900        12,250           650
Other .........................................       15,759         24,738         3,678        28,210        48,111        13,022
                                                 -----------    -----------   -----------   -----------  ------------   -----------
                                                     288,407      1,728,128       438,175       440,543    3,521,385        264,623
Less expenses absorbed or waived ..............     (107,944)            --      (216,947)      (39,033)           --        (5,031)
Less expenses paid indirectly .................         (503)        (4,223)         (787)         (811)      (8,616)          (558)
                                                 -----------    -----------   -----------   -----------  ------------   -----------
Total operating expenses
 (before interest expense) ....................      179,960      1,723,905       220,441       400,699     3,512,769       259,034
Interest Expense ..............................          539          4,602            20         3,189        15,814           366
                                                 -----------    -----------   -----------   -----------  ------------   -----------
Total expenses ................................      180,499      1,728,507       220,461       403,888     3,528,583       259,400
                                                 -----------    -----------   -----------   -----------  ------------   -----------

Net Investment Income .........................    1,018,076      8,400,085     1,583,975     1,532,885    18,008,626     1,133,406
                                                 -----------    -----------   -----------   -----------  ------------   -----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments ..................................     (29,459)     1,231,358      (153,896)      224,505     2,194,583        79,785
Net change in unrealized
 appreciation/depreciation
 of investments ...............................  (1,463,852)   (10,348,205)   (2,720,093)   (2,466,054)  (26,520,859)    1,525,343)
                                                -----------    -----------   -----------   -----------  ------------   -----------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS ..........................  (1,493,311)    (9,116,847)   (2,873,989)   (2,241,549)  (24,326,276)   (1,445,558)
                                                -----------    -----------   -----------   -----------  ------------   -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................... $  (475,235)   $  (716,762)  $(1,290,014)  $  (708,664) $ (6,317,650)  $  (312,152)
                                                ===========    ===========   ===========   ===========  ============   ===========

                             See accompanying notes
                                                        for tax-exempt income 29


STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                         VOYAGEUR MUTUAL FUNDS, INC.            VOYAGEUR INSURED FUNDS, INC.
                                                            TAX-FREE ARIZONA FUND               TAX-FREE ARIZONA INSURED FUND
                                                     ------------------------------------    -------------------------------------
                                                         YEAR     EIGHT MONTHS   YEAR          YEAR      EIGHT MONTHS      YEAR
                                                         ENDED        ENDED      ENDED         ENDED         ENDED         ENDED
                                                        8/31/99      8/31/98    12/31/97      8/31/99       8/31/98       12/31/97
                                                     ------------ ------------- ---------    ----------- -------------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................... $ 1,018,076    $509,703    $736,908    $8,400,085    $5,780,759    $9,751,316
Net realized gain (loss) on investments .............     (29,459)    155,402     174,893     1,231,358       881,946     2,190,476
Net change in unrealized appreciation/
 depreciation of investments ........................  (1,463,852)     90,918     437,873   (10,348,205)      506,964     4,860,331
                                                      ----------- ----------- -----------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations ..........................    (475,235)    756,023   1,349,674      (716,762)    7,169,669    16,802,123
                                                      ----------- ----------- -----------  ------------  ------------  ------------
ISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................    (749,961)   (379,267)   (558,716)   (8,137,700)   (5,658,934)   (9,694,062)
   B Class ..........................................    (224,287)   (115,992)   (170,145)     (219,824)     (109,233)     (146,915)
   C Class ..........................................     (43,828)    (14,444)     (8,986)      (42,785)      (17,906)      (22,575)

Net realized gain on investments:
   A Class ..........................................    (131,098)   (107,048)    (14,835)           --            --            --
   B Class ..........................................     (51,618)    (42,698)     (5,249)           --            --            --
   C Class ..........................................      (6,493)     (5,585)       (446)           --            --            --
                                                      ----------- ----------- -----------  ------------  ------------  ------------
                                                       (1,207,285)   (665,034)   (758,377)   (8,400,309)   (5,786,073)   (9,863,552)
                                                      ----------- ----------- -----------  ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................  11,402,727   2,294,187   1,713,483    13,298,123     5,611,502     8,703,489
   B Class ..........................................   1,743,609   1,591,094   1,398,191     2,565,318     1,473,923     1,626,775
   C Class ..........................................   1,548,540     289,341     294,389     1,011,175       109,022       260,791
Netasset value of shares issued upon
 reinvestment of distributions from net
 investment income and net realized gain
 on investments:
   A Class ..........................................     537,599     263,816     318,925     3,531,111     2,372,653     4,127,147
   B Class ..........................................     138,997      82,739      93,785       124,743        59,207        80,590
   C Class ..........................................      24,670       7,823       1,725        31,272        10,470        14,987
                                                      ----------- ----------- -----------  ------------  ------------  ------------
                                                       15,396,142   4,529,000   3,820,498    20,561,742     9,636,777    14,813,779
                                                      ----------- ----------- -----------  ------------  ------------  ------------
Cost of shares repurchased:
   A Class ..........................................  (4,355,710) (1,364,588) (1,297,760)  (21,041,194)  (16,505,481)  (42,377,224)
   B Class ..........................................    (473,276)   (453,826) (1,423,141)   (1,098,285)     (444,337)   (1,306,416)
   C Class ..........................................    (146,074)       (371)         --      (219,748)     (173,611)     (172,902)
                                                      ----------- ----------- -----------  ------------  ------------  ------------
 ....................................................  (4,975,060) (1,818,785) (2,720,901)  (22,359,227)  (17,123,429)  (43,856,542)
                                                      ----------- ----------- -----------  ------------  ------------  ------------
Increase (decrease) in net assets derived
 from capital share transactions ....................  10,421,082   2,710,215   1,099,597    (1,797,485)   (7,486,652)  (29,042,763)
                                                      -----------   ---------    --------   -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS ...............   8,738,562   2,801,204   1,690,894   (10,914,556)   (6,103,056)  (22,104,192)

NET ASSETS:
Beginning of period .................................  17,760,529  14,959,325  13,268,431   184,715,115   190,818,171   212,922,363
                                                      ----------- ----------- -----------  ------------  ------------  ------------
End of period ....................................... $26,499,091 $17,760,529 $14,959,325  $173,800,559  $184,715,115  $190,818,171
                                                      =========== =-========= ===========  ============  ============  ============

                             See accompanying notes

30 for tax-exempt income

------------------------------------------------------------------------------------------------------------------------------------
                                                           VOYAGEUR MUTUAL FUNDS, INC.          VOYAGEUR INVESTMENT TRUST
                                                            TAX-FREE CALIFORNIA FUND        TAX-FREE CALIFORNIA INSURED FUND
                                                       -----------------------------------  ----------------------------------------
                                                         YEAR     EIGHT MONTHS     YEAR        YEAR    EIGHT MONTHS    YEAR
                                                         ENDED        ENDED        ENDED       ENDED       ENDED       ENDED
                                                        8/31/99      8/31/98      12/31/97    8/31/99     8/31/98     12/31/97
                                                       --------   ------------    --------    -------  -------------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ................................ $1,583,975    $410,389     $251,678  $1,532,885     $990,891  $1,660,243
Net realized gain (loss) on investments ..............   (153,896)     29,399       28,148     224,505      161,093     654,098
Net change in unrealized appreciation/depreciation
  of investments ..................................... (2,720,093)    252,698      362,074  (2,466,054)     306,484     902,169
                                                      -----------  ----------   ----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting
  from operations .................................... (1,290,014)    692,486      641,900    (708,664)   1,458,468   3,216,510
                                                      -----------  ----------   ----------  ----------  -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................   (980,018)   (185,500)    (114,672) (1,251,911)    (806,070) (1,392,469)
   B Class ...........................................   (482,470)   (216,553)    (132,136)   (261,992)    (172,316)   (281,777)
   C Class ...........................................   (119,973)     (9,470)      (5,490)    (18,982)     (12,505)     (4,187)

Net realized gain on investments:
   A Class ...........................................    (33,213)         --      (11,448)         --           --          --
   B Class ...........................................    (21,093)         --      (17,988)         --           --          --
   C Class ...........................................     (3,610)         --         (547)         --           --          --
                                                      -----------  ----------   ----------  ----------  -----------  ----------
                                                       (1,640,377)   (411,523)    (282,281) (1,532,885)    (990,891) (1,678,433)
                                                      -----------  ----------   ----------  ----------  -----------  ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................... 16,534,979   7,665,910    3,495,750   3,134,581    4,379,503   1,433,773
   B Class ...........................................  7,123,662   3,442,847    4,742,287   1,604,122      436,113     663,450
   C Class ...........................................  5,165,216     647,866       88,101     165,394      112,596     411,903
Net asset value of shares issued upon
  reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ...........................................    695,651     123,356       83,762     475,385      333,066     600,374
   B Class ...........................................    186,395      59,437       41,269      92,112       59,832     115,298
   C Class ...........................................     73,254       6,823        6,496       4,050        2,457       3,770
                                                      -----------  ----------   ----------  ----------  -----------  ----------
                                                       29,779,157  11,946,239    8,457,665   5,475,644    5,323,567   3,228,568
                                                      -----------  ----------   ----------  ----------  -----------  ----------
Cost of shares repurchased:
   A Class ........................................... (2,615,126)   (716,972)    (553,808) (5,406,160)  (3,431,124) (6,896,123)
   B Class ........................................... (1,691,031)   (244,052)     (79,383) (1,228,041)    (626,734) (1,165,654)
   C Class ...........................................   (556,491)         --      (86,695)     (3,129)    (136,546)         --
                                                      -----------  ----------   ----------  ----------  -----------  ----------
                                                       (4,862,648)   (961,024)    (719,886) (6,637,330)  (4,194,404) (8,061,777)
                                                      -----------  ----------   ----------  ----------  -----------  ----------
Increase (decrease) in net assets derived
  from capital share transactions .................... 24,916,509  10,985,215    7,737,779  (1,161,686)   1,129,163  (4,833,209)
                                                      -----------  ----------   ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS ................ 21,986,118  11,266,178    8,097,398  (3,403,235)   1,596,740  (3,295,132)

NET ASSETS:
Beginning of period .................................. 21,336,053  10,069,875    1,972,477  35,624,802   34,028,062  37,323,194
                                                      -----------  ----------   ----------  ----------  -----------  ----------
End of period ........................................$43,322,171 $21,336,053  $10,069,875 $32,221,567  $35,624,802 $34,028,062
                                                      ===========  ==========   ==========  ==========  ===========  ==========


                             See accompanying notes
                                                        for tax-exempt income 31

------------------------------------------------------------------------------------------------------------------------------------

                                                        VOYAGEUR MUTUAL FUNDS II, INC.          VOYAGEUR INVESTMENT TRUST
                                                           TAX-FREE COLORADO FUND                TAX-FREE NEW MEXICO FUND
                                                     -----------------------------------   -----------------------------------------
                                                        YEAR     EIGHT MONTHS    YEAR         YEAR     EIGHT MONTHS    YEAR
                                                        ENDED       ENDED        ENDED        ENDED         ENDED      ENDED
                                                       8/31/99     8/31/98      12/31/97     8/31/99       8/31/98    12/31/97
                                                     ----------  ------------  ----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................... $18,008,626  $11,994,585  $18,751,211  $1,133,406     $697,922  $1,021,240
Net realized gain (loss) on investments .............   2,194,583    1,633,238    4,504,945      79,785       77,783     272,561
Net change in unrealized appreciation/depreciation
  of investments .................................... (26,520,859)   2,760,702   15,302,638  (1,525,343)     261,566     651,320
                                                      -----------   ----------   ----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting
  from operations ...................................  (6,317,650)  16,388,525   38,558,794    (312,152)   1,037,271   1,945,121
                                                      -----------   ----------   ----------  ----------  -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .......................................... (17,362,714) (11,694,571) (18,996,568) (1,030,059)    (651,989)   (994,922)
   B Class ..........................................    (515,419)    (248,074)    (263,048)    (87,267)     (36,725)    (38,815)
   C Class ..........................................    (130,493)     (51,940)     (73,064)    (16,080)      (9,208)    (12,451)

Net realized gain on investments:
   A Class ..........................................          --           --           --          --           --          --
   B Class ..........................................          --           --           --          --           --          --
   C Class ..........................................          --           --           --          --           --          --
                                                      -----------  -----------  -----------  ----------  -----------  ----------
                                                      (18,008,626) (11,994,585) (19,332,680) (1,133,406)    (697,922) (1,046,188)
                                                      -----------  -----------  -----------  ----------  -----------  ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................  40,867,433   20,124,058   24,861,682   3,548,401    2,755,802   1,142,996
   B Class ..........................................   4,975,757    2,827,447    3,577,245   1,146,134      672,097     316,181
   C Class ..........................................   3,101,825      653,282      556,067     127,550       65,066      96,958
Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
   A Class ..........................................  11,025,848    7,480,101   12,735,946     529,912      348,247     546,725
   B Class ..........................................     376,661      187,098      223,373      54,162       21,510      22,585
   C Class ..........................................     102,368       45,159       68,964      15,431        8,588      12,667
                                                      -----------  -----------  -----------  ----------  -----------  ----------
                                                       60,449,892   31,317,145   42,023,277   5,421,590    3,871,310   2,138,112
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Cost of shares repurchased:
   A Class .......................................... (47,655,352) (32,727,131) (56,711,281) (3,225,423)  (1,217,766) (3,709,704)
   B Class ..........................................  (1,657,829)    (200,239)    (535,127)   (212,757)          (6)   (109,361)
   C Class ..........................................    (685,845)    (350,446)    (537,497)   (131,741)          --    (148,298)
                                                      -----------  -----------  -----------  ----------  -----------  ----------
                                                      (49,999,026) (33,277,816) (57,783,905) (3,569,921)  (1,217,772) (3,967,363)
                                                      -----------  -----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets derived from
  capital share transactions ........................  10,450,866   (1,960,671) (15,760,628)  1,851,669    2,653,538  (1,829,251)
                                                      -----------  -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS ............... (13,875,410)   2,433,269    3,465,486     406,111    2,992,887    (930,318)

NET ASSETS:
Beginning of period ................................. 369,921,391  367,488,122  364,022,636  23,331,323   20,338,436  21,268,754
                                                      -----------  -----------  -----------  ----------  -----------  ----------
End of period .......................................$356,045,981 $369,921,391 $367,488,122 $23,737,434  $23,331,323 $20,338,436
                                                      ===========  ===========  ===========  ==========  ===========  ==========

                             See accompanying notes

32 for tax-exempt income

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                                 TAX-FREE ARIZONA FUND A CLASS
                                                                 ---------------------------------------------------------------
                                                                               EIGHT                               PERIOD FROM
                                                                    YEAR       MONTHS      YEAR           YEAR       3/2/95(2)
                                                                   ENDED       ENDED       ENDED          ENDED          TO
                                                                  8/31/99    8/31/98(1)   12/31/97(5)    12/31/96    12/31/95
                                                                 ---------   ----------   -----------    --------  ------------
Net asset value, beginning of period ...........................  $11.210     $11.140      $10.700       $10.750      $10.000

Income (loss) from investment operations:
   Net investment income .......................................    0.538       0.376        0.589         0.580        0.460
   Net realized and unrealized gain (loss) on investments ......   (0.645)      0.170        0.455        (0.010)       0.840
                                                                  -------     -------      -------       -------      -------
   Total from investment operations ............................   (0.107)      0.546        1.044         0.570        1.300
                                                                  -------     -------      -------       -------      -------

Less dividends and distributions:
   Dividends from net investment income ........................   (0.538)     (0.376)      (0.589)       (0.580)      (0.460)
   Distributions from net realized gain on investments .........   (0.115)     (0.100)      (0.015)       (0.040)      (0.090)
                                                                  -------     -------      -------       -------      -------
   Total dividends and distributions ...........................   (0.653)     (0.476)      (0.604)       (0.620)      (0.550)
                                                                  -------     -------      -------       -------      -------
Net asset value, end of period .................................  $10.450     $11.210      $11.140       $10.700      $10.750
                                                                  =======     =======      =======       =======      =======

Total Return(3) ................................................   (1.09%)      4.99%       10.07%         5.48%       13.27%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................  $18,586     $12,177      $10,916        $9,755       $6,225
   Ratio of expenses to average net assets .....................    0.60%       0.49%        0.48%         0.46%        0.52%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........    1.10%       1.07%        1.08%         1.25%        1.25%(4)
   Ratio of net investment income to average net assets ........    4.88%       5.03%        5.42%         5.43%        5.19%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly ...    4.38%       4.45%        4.82%         4.64%        4.46%(4)
   Portfolio turnover ..........................................      68%         96%          39%           70%          38%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.

(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 33

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE ARIZONA FUND B CLASS
                                                                 ---------------------------------------------------------------
                                                                               EIGHT                               PERIOD FROM
                                                                    YEAR       MONTHS      YEAR           YEAR       6/29/95(2)
                                                                   ENDED       ENDED       ENDED          ENDED          TO
                                                                  8/31/99    8/31/98(1)   12/31/97(5)    12/31/96    12/31/95
                                                                 ---------   ----------   -----------    --------  ------------
Net asset value, beginning of period ...........................  $11.200     $11.140      $10.690       $10.740      $10.300

Income (loss) from investment operations:
   Net investment income .......................................    0.456       0.319        0.502         0.510        0.260
   Net realized and unrealized gain (loss) on investments ......   (0.635)      0.160        0.469        (0.010)       0.530
                                                                  -------     -------      -------       -------      -------
   Total from investment operations ............................   (0.179)      0.479        0.971         0.500        0.790
                                                                  -------     -------      -------       -------      -------

Less dividends and distributions:
   Dividends from net investment income ........................   (0.456)     (0.319)      (0.506)       (0.510)      (0.260)
   Distributions from net realized gain on investments .........   (0.115)     (0.100)      (0.015)       (0.040)      (0.090)
                                                                  -------     -------      -------       -------      -------
   Total dividends and distributions ...........................   (0.571)     (0.419)      (0.521)       (0.550)      (0.350)
                                                                  -------     -------      -------       -------      -------
Net asset value, end of period .................................  $10.450     $11.200      $11.140       $10.690      $10.740
                                                                  =======     =======      =======       =======      =======


Total Return(3) ................................................   (1.74%)      4.38%        9.34%         4.84%        7.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................   $5,956      $4,952       $3,711        $3,491       $1,629
   Ratio of expenses to average net assets .....................    1.35%       1.23%        1.22%         1.11%        0.99%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........    1.85%       1.81%        1.82%         2.00%        2.00%(4)
   Ratio of net investment income to average net assets ........    4.13%       4.29%        4.68%         4.77%        4.60%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..    3.63%       3.71%        4.08%         3.88%        3.59%(4)
   Portfolio turnover ..........................................      68%         96%          39%           70%          38%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.

(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE ARIZONA FUND C CLASS
                                                                 ---------------------------------------------------------------
                                                                               EIGHT                               PERIOD FROM
                                                                    YEAR       MONTHS      YEAR           YEAR       5/13/95(2)
                                                                   ENDED       ENDED       ENDED          ENDED          TO
                                                                  8/31/99    8/31/98(1)   12/31/97(5)    12/31/96    12/31/95
                                                                 ---------   ----------   -----------    --------  ------------
Net asset value, beginning of period ...........................  $11.230     $11.160      $10.710       $10.760      $10.200

Income (loss) from investment operations:
   Net investment income .......................................    0.456       0.313        0.534         0.500        0.300
   Net realized and unrealized gain (loss) on investments ......   (0.645)      0.176        0.437        (0.010)       0.650
                                                                  -------     -------      -------       -------      -------
   Total from investment operations ............................   (0.189)      0.489        0.971         0.490        0.950
                                                                  -------     -------      -------       -------      -------

Less dividends and distributions:
   Dividends from net investment income ........................   (0.456)     (0.319)      (0.506)       (0.500)      (0.300)
   Distributions from net realized gain on investments .........   (0.115)     (0.100)      (0.015)       (0.040)      (0.090)
                                                                  -------     -------      -------       -------      -------
   Total dividends and distributions ...........................   (0.571)     (0.419)      (0.521)       (0.540)      (0.390)
                                                                  -------     -------      -------       -------      -------
Net asset value, end of period .................................  $10.470     $11.230      $11.160       $10.710      $10.760
                                                                  =======     =======      =======       =======      =======

Total Return(3) ................................................   (1.82%)      4.46%        9.32%         4.70%        9.43%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................   $1,957        $632         $332           $23          $27
   Ratio of expenses to average net assets .....................    1.35%       1.23%        1.23%         1.21%        1.20%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........    1.85%       1.81%        1.83%         2.00%        2.00%(4)
   Ratio of net investment income to average net assets ........    4.13%       4.29%        4.67%         4.68%        4.65%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..    3.63%       3.71%        4.07%         3.89%        3.85%(4)
   Portfolio turnover ..........................................      68%         96%          39%           70%          38%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.

(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   VOYAGEUR INSURED FUNDS, INC.
                                                                            TAX-FREE ARIZONA INSURED FUND A CLASS
                                                              ----------------------------------------------------------------------
                                                                           EIGHT
                                                                YEAR       MONTHS           YEAR      YEAR        YEAR       YEAR
                                                               ENDED       ENDED           ENDED      ENDED       ENDED      ENDED
                                                              8/31/99     8/31/98(1)    12/31/97(3)  12/31/96    12/31/95   12/31/94
                                                             ---------   ----------    ------------  --------    --------   --------
Net asset value, beginning of period ......................   $11.550      $11.470        $11.060     $11.150     $9.860    $11.310

Income (loss) from investment operations:
   Net investment income ...................................    0.528        0.358          0.548       0.530      0.540      0.550
   Net realized and unrealized gain (loss) on investments ..   (0.560)       0.080          0.416      (0.090)     1.310     (1.370)
                                                              -------      -------        -------     -------    -------     ------
   Total from investment operations ........................   (0.032)       0.438          0.964       0.440      1.850     (0.820)
                                                              -------      -------        -------     -------    -------     ------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.528)      (0.358)        (0.554)     (0.530)    (0.560)    (0.530)
   Distributions from net realized gain on investments .....     --            --             --          --         --      (0.040)
   In excess of net realized gains .........................     --            --             --          --         --      (0.060)
                                                              -------      -------        -------     -------    -------     ------
   Total dividends and distributions .......................   (0.528)      (0.358)        (0.554)     (0.530)    (0.560)    (0.630)
                                                              -------      -------        -------     -------    -------     ------
Net asset value, end of period .............................  $10.990      $11.550        $11.470     $11.060    $11.150     $9.860
                                                              =======      =======        =======     =======    =======     ======

Total Return(2)                                                (0.36%)       3.88%          8.96%       4.09%     19.10%     (7.41%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $166,368     $179,306       $186,485    $209,258   $238,114   $231,736
   Ratio of expenses to average net assets .................    0.91%        0.84%          0.84%       0.82%      0.69%      0.72%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .......    0.91%        0.91%          0.89%       0.95%      0.95%      0.92%
   Ratio of net investment income to average net assets ....    4.60%        4.68%          4.92%       4.89%      5.07%      5.20%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ........................................    4.60%        4.61%          4.87%       4.76%      4.81%      5.00%
   Portfolio turnover ......................................      29%          21%            42%         42%        42%        25%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

36 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                     VOYAGEUR INSURED FUNDS, INC.
                                                                               TAX-FREE ARIZONA INSURED FUND B CLASS
                                                                  ------------------------------------------------------------------
                                                                                EIGHT                                PERIOD FROM
                                                                     YEAR       MONTHS           YEAR      YEAR      3/10/95(2)
                                                                    ENDED       ENDED           ENDED      ENDED         TO
                                                                   8/31/99     8/31/98(1)    12/31/97(5)  12/31/96     12/31/95
                                                                  ---------    ----------    -----------  --------  ------------
Net asset value, beginning of period ...........................  $11.550       $11.460        $11.050     $11.140      $10.440

Income (loss) from investment operations:
   Net investment income .......................................    0.441         0.300          0.455       0.450        0.380
   Net realized and unrealized gain (loss) on investments ......   (0.560)        0.091          0.414      (0.090)       0.690
                                                                  -------       -------        -------     -------      -------
   Total from investment operations ............................   (0.119)        0.391          0.869       0.360        1.070
                                                                  -------       -------        -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ........................   (0.441)       (0.301)        (0.459)     (0.450)      (0.370)
   Distributions from net realized gain on investments .........     --            --             --           --            --
   In excess of net realized gains .............................     --            --             --           --            --
                                                                  -------       -------        -------     -------      -------
   Total dividends and distributions ...........................   (0.441)       (0.301)        (0.459)     (0.450)      (0.370)
                                                                  -------       -------        -------     -------      -------
Net asset value, end of period .................................  $10.990       $11.550        $11.460     $11.050      $11.140
                                                                  =======       =======        =======     =======      =======

Total Return(3) ................................................   (1.11%)        3.46%          8.06%       3.32%       10.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................   $6,059        $4,782         $3,657      $3,110       $2,048
   Ratio of expenses to average net assets .....................    1.66%         1.59%         1.65%        1.59%        1.33%(4)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly ........    1.66%         1.66%          1.70%       1.70%        1.60%(4)
   Ratio of net investment income to average net assets ........    3.85%         3.93%          4.11%       4.11%        4.08%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..    3.85%         3.86%          4.06%       4.00%       3.81%4
   Portfolio turnover ..........................................      29%           21%            42%         42%          42%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
for tax-exempt income 37

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR INSURED FUNDS, INC.
                                                                             TAX-FREE ARIZONA INSURED FUND C CLASS
                                                            ----------------------------------------------------------------------
                                                                        EIGHT                                         PERIOD FROM
                                                             YEAR       MONTHS       YEAR        YEAR        YEAR      5/26/94(2)
                                                             ENDED      ENDED        ENDED       ENDED       ENDED         TO
                                                            8/31/99   8/31/98(1)   12/31/975    12/31/96    12/31/95   12/31/94
                                                           ---------  ----------   ---------    --------    --------  -----------
Net asset value, beginning of period ...................... $11.560     $11.470     $11.060     $11.150      $9.860     $10.480

Income (loss) from investment operations:
   Net investment income ..................................   0.441       0.301       0.456       0.430       0.450       0.270
   Net realized and unrealized gain (loss) on investments .  (0.570)      0.090       0.414      (0.090)      1.310      (0.560)
                                                            -------     -------     -------     -------     -------      ------
   Total from investment operations .......................  (0.129)      0.391       0.870       0.340       1.760      (0.290)
                                                            -------     -------     -------     -------     -------      ------

Less dividends and distributions:
   Dividends from net investment income ...................  (0.441)     (0.301)     (0.460)     (0.430)     (0.470)     (0.250)
   Distributions from net realized gain on investments ....    --          --           --          --          --       (0.040)
   In excess of net realized gains ........................    --          --           --          --          --       (0.040)
                                                            -------     -------     -------     -------     -------      ------
   Total dividends and distributions ......................  (0.441)     (0.301)     (0.460)     (0.430)     (0.470)     (0.330)
                                                            -------     -------     -------     -------     -------      ------
Net asset value, end of period ............................ $10.990     $11.560     $11.470     $11.060     $11.150      $9.860
                                                            =======     =======     =======     =======     =======      ======

Total Return(3)                                              (1.20%)      3.46%       8.05%       3.18%      18.10%      (2.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $1,373        $627        $675        $554        $541        $326
   Ratio of expenses to average net assets ................   1.66%       1.59%       1.65%       1.70%       1.54%       1.50%(4)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly ...   1.66%       1.66%       1.70%       1.70%       1.69%       1.71%(4)
   Ratio of net investment income to average net assets ...   3.85%       3.93%       4.11%       4.01%       4.18%       4.10%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ......................................   3.85%       3.86%       4.06%       4.01%       4.03%       3.89%(4)
   Portfolio turnover .....................................     29%         21%         42%         42%         42%         25%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

38 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE CALIFORNIA FUND A CLASS
                                                                  ------------------------------------------------------------------
                                                                                EIGHT                                PERIOD FROM
                                                                     YEAR       MONTHS           YEAR      YEAR       3/10/95(2)
                                                                    ENDED       ENDED           ENDED      ENDED         TO
                                                                   8/31/99     8/31/98(1)    12/31/97(5)  12/31/96     12/31/95
                                                                  ---------   ----------     -----------  --------   ------------
Net asset value, beginning of period ...........................  $11.220       $11.050       $10.430     $10.640      $10.000

Income (loss) from investment operations:
   Net investment income .......................................    0.556         0.387         0.590       0.600        0.470
   Net realized and unrealized gain (loss) on investments ......   (0.709)        0.163         0.665      (0.180)       0.700
                                                                  -------       -------       -------     -------      -------
   Total from investment operations ............................   (0.153)        0.550         1.255       0.420        1.170
                                                                  -------       -------       -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ........................   (0.554)       (0.380)       (0.595)     (0.600)      (0.470)
   Distributions from net realized gain on investments .........   (0.023)          --         (0.040)     (0.030)      (0.060)
                                                                  -------       -------       -------     -------      -------
   Total dividends and distributions ...........................   (0.577)       (0.380)       (0.635)     (0.630)      (0.530)
                                                                  -------       -------       -------     -------      -------
Net asset value, end of period .................................  $10.490       $11.220       $11.050     $10.430      $10.640
                                                                  =======       =======       =======     =======      =======

Total Return(3).................................................   (1.53%)        5.07%        12.43%       4.21%       11.97%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................  $24,515       $11,600        $4,385      $1,218       $1,012
   Ratio of expenses to average net assets .....................    0.33%         0.22%         0.13%       0.27%        0.46%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........    0.97%         1.07%         1.19%       1.25%        1.22%(4)
   Ratio of net investment income to average net assets ........    4.95%         5.00%         5.32%       5.71%        5.57%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..    4.31%         4.15%         4.26%       4.73%        4.81%(4)
   Portfolio turnover ..........................................     123%           62%           17%          8%          40%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 39

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE CALIFORNIA FUND B CLASS
                                                                  ------------------------------------------------------------------
                                                                                EIGHT                                PERIOD FROM
                                                                     YEAR       MONTHS           YEAR      YEAR       8/23/95(2)
                                                                    ENDED       ENDED           ENDED      ENDED         TO
                                                                   8/31/99     8/31/98(1)    12/31/97(5)  12/31/96     12/31/95
                                                                  ---------   ----------     -----------  --------  ------------
Net asset value, beginning of period                              $11.260       $11.080       $10.440     $10.650       $9.960

Income (loss) from investment operations:
   Net investment income                                            0.470         0.319         0.520       0.560        0.200
   Net realized and unrealized gain (loss) on investments          (0.717)        0.186         0.688      (0.180)       0.740
                                                                  -------       -------       -------     -------      -------
   Total from investment operations                                (0.247)        0.505         1.208       0.380        0.940
                                                                  -------       -------       -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income                            (0.470)       (0.325)       (0.528)     (0.560)      (0.190)
   Distributions from net realized gain on investments             (0.023)          --         (0.040)     (0.030)      (0.060)
                                                                  -------       -------       -------     -------      -------
   Total dividends and distributions                               (0.493)       (0.325)       (0.568)     (0.590)      (0.250)
                                                                  -------       -------       -------     -------      -------
Net asset value, end of period                                    $10.520       $11.260       $11.080     $10.440      $10.650
                                                                  =======       =======       =======     =======      =======

Total Return(3)                                                    (2.35%)        4.62%        11.91%       3.77%        9.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                        $13,676        $8,962        $5,576        $660         $128
   Ratio of expenses to average net assets                          1.08%         0.97%         0.80%       0.50%        0.60%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly                1.72%         1.82%         1.86%       2.00%        1.93%(4)
   Ratio of net investment income to average net assets             4.20%         4.27%         4.65%       5.34%        5.33%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly       3.56%         3.42%         3.59%       3.84%        4.00%(4)
   Portfolio turnover                                                123%           62%           17%          8%          40%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

40 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                VOYAGEUR MUTUAL FUNDS, INC.
                                                                             TAX-FREE CALIFORNIA FUND C CLASS
                                                                 -------------------------------------------------------------
                                                                    EIGHT                                       PERIOD FROM
                                                                    YEAR           MONTHS          YEAR           4/9/96(2)
                                                                    ENDED          ENDED           ENDED             TO
                                                                   8/31/99       8/31/98(1)      12/31/97(5)       12/31/96
                                                                  ---------      ----------      -----------    ------------
Net asset value, beginning of period ...........................   $11.230        $11.050         $10.420          $10.070

Income (loss) from investment operations:
   Net investment income .......................................     0.470          0.335           0.487            0.370
   Net realized and unrealized gain (loss) on investments ......    (0.707)         0.170           0.696            0.380
                                                                   -------        -------         -------          -------
   Total from investment operations ............................    (0.237)         0.505           1.183            0.750
                                                                   -------        -------         -------          -------

Less dividends and distributions:
   Dividends from net investment income ........................    (0.470)        (0.325)         (0.513)          (0.370)
   Distributions from net realized gain on investments .........    (0.023)          --            (0.040)          (0.030)
                                                                   -------        -------         -------          -------
   Total dividends and distributions ...........................    (0.493)        (0.325)         (0.553)          (0.400)
                                                                   -------        -------         -------          -------
Net asset value, end of period .................................   $10.500        $11.230         $11.050          $10.420
                                                                   =======        =======         =======          =======

Total Return(3) ................................................    (2.26%)         4.64%          11.69%            7.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................    $5,132           $774            $109              $94
   Ratio of expenses to average net assets .....................     1.08%          0.97%           0.87%            0.78%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........     1.72%          1.82%           1.93%            2.00%(4)
   Ratio of net investment income to average net assets ........     4.20%          4.27%           4.58%            5.13%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..     3.56%          3.42%           3.52%            3.91%(4)
   Portfolio turnover ..........................................      123%            62%             17%               8%
----------------------

(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 41

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                          TAX-FREE CALIFORNIA INSURED FUND A CLASS
                                                  ----------------------------------------------------------------------------------
                                                               EIGHT                                             TWO
                                                    YEAR       MONTHS       YEAR       YEAR        YEAR        MONTHS      YEAR
                                                   ENDED       ENDED       ENDED       ENDED       ENDED        ENDED      ENDED
                                                  8/31/99    8/31/98(1)  12/31/97(4)  12/31/96    12/31/95     12/31/94   10/31/94
                                                 ---------   ----------  -----------  --------    --------     --------   --------
Net asset value, beginning of period ..........   $11.130     $10.980      $10.500     $10.650      $9.330      $9.510     $11.080

Income (loss) from investment operations:
   Net investment income ......................     0.497       0.345        0.513       0.520       0.530       0.100        0.550
   Net realized and unrealized gain (loss)
     on investments ...........................    (0.700)      0.150        0.486      (0.150)      1.340      (0.180)      (1.520)
                                                  -------     -------      -------     -------     -------      ------       ------
   Total from investment operations ...........    (0.203)      0.495        0.999       0.370       1.870      (0.080)      (0.970)
                                                  -------     -------      -------     -------     -------      ------       ------

Less dividends and distributions:
   Dividends from net investment income .......    (0.497)     (0.345)      (0.519)     (0.520)     (0.550)     (0.090)      (0.540)
   Distributions from net realized gain
     on investments ...........................      --           --           --          --          --       (0.010)      (0.060)
                                                  -------     -------      -------     -------     -------      ------       ------
   Total dividends and distributions ..........    (0.497)     (0.345)      (0.519)     (0.520)     (0.550)     (0.100)      (0.600)
                                                  -------     -------      -------     -------     -------      ------       ------
Net asset value, end of period ................   $10.430     $11.130      $10.980     $10.500     $10.650      $9.330       $9.510
                                                  =======     =======      =======     =======     =======      ======       ======

Total Return(2) ...............................    (1.97%)      4.58%        9.78%       3.63%      20.51%      (0.84%)      (8.97%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....   $25,042     $28,577      $26,923     $30,551     $33,860     $27,994      $27,282
   Ratio of expenses to average net assets ....     0.99%       0.94%        0.99%       0.82%       0.70%       0.10%(3)     0.20%
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly ..........................     1.10%       0.94%        1.02%       1.01%       1.02%       1.24%(3)     1.25%
   Ratio of net investment income to average
     net assets ...............................     4.51%       4.69%        4.85%       5.05%       5.23%       6.30%(3)     5.37%
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly .............     4.40%       4.69%        4.82%       4.86%       4.91%       5.16%(3)     4.32%
   Portfolio turnover .........................      114%         44%          63%         55%        107%          7%          18%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                          TAX-FREE CALIFORNIA INSURED FUND B CLASS
                                                 -----------------------------------------------------------------------------------
                                                              EIGHT                                            TWO    PRIOR FROM
                                                    YEAR      MONTHS       YEAR       YEAR        YEAR       MONTHS     3/1/94(2)
                                                   ENDED      ENDED       ENDED       ENDED       ENDED       ENDED       TO
                                                  8/31/99   8/31/98(1)  12/31/97(5)  12/31/96    12/31/95    12/31/94   10/31/94
                                                 ---------  ----------  -----------  --------    --------    --------  ----------
Net asset value, beginning of period ..........   $11.130    $10.990      $10.500     $10.650      $9.330     $9.510      $10.680

Income (loss) from investment operations:
   Net investment income ......................     0.414      0.290        0.457       0.480       0.500      0.080        0.310
   Net realized and unrealized gain (loss)
     on investments ...........................    (0.700)     0.140        0.495      (0.150)      1.330     (0.170)      (1.160)
                                                  -------    -------      -------     -------     -------     ------       ------
   Total from investment operations ...........    (0.286)     0.430        0.952       0.330       1.830     (0.090)      (0.850)
                                                  -------    -------      -------     -------     -------     ------       ------

Less dividends and distributions:
   Dividends from net investment income .......    (0.414)    (0.290)      (0.462)     (0.480)     (0.510)    (0.080)      (0.300)
   Distributions from net realized gain
     on investments ...........................      --         --           --          --           --      (0.010)      (0.020)
                                                  -------    -------      -------     -------     -------     ------       ------
   Total dividends and distributions ..........    (0.414)    (0.290)      (0.462)     (0.480)     (0.510)    (0.090)      (0.320)
                                                  -------    -------      -------     -------     -------     ------       ------
Net asset value, end of period ................   $10.430    $11.130      $10.990     $10.500     $10.650     $9.330       $9.510
                                                  =======    =======      =======     =======     =======     ======       ======


Total Return(3) ...............................    (2.70%)     3.96%        9.29%       3.22%      20.01%     (0.92%)      (7.93%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....    $6,588     $6,588       $6,629      $6,717      $6,029     $2,219       $1,427
   Ratio of expenses to average net assets ....     1.74%      1.69%        1.53%       1.21%       1.10%      0.57%(4)     0.73%(4)
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly ..........................     1.85%      1.69%        1.56%       1.76%       1.75%      1.94%(4)     1.95%(4)
   Ratio of net investment income to average
     net assets ...............................     3.76%      3.94%        4.31%       4.64%       4.75%      5.54%(4)     4.82%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly .............     3.65%      3.94%        4.28%       4.09%       4.10%      4.17%(4)     3.60%(4)
   Portfolio turnover .........................      114%        44%          63%         55%        107%         7%          18%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 43

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               VOYAGEUR INVESTMENT TRUST
                                                                           TAX-FREE CALIFORNIA INSURED FUND C CLASS
                                                               -------------------------------------------------------------
                                                                            EIGHT                               PERIOD FROM
                                                                  YEAR      MONTHS       YEAR         YEAR       4/12/95(2)
                                                                 ENDED       ENDED       ENDED        ENDED          TO
                                                                8/31/99    8/31/98(1)   12/31/975    12/31/96    12/31/95
                                                               ---------   ----------   ---------    --------   -----------
Net asset value, beginning of period ........................   $11.090     $10.940      $10.460     $10.650      $10.190

Income (loss) from investment operations:
   Net investment income ....................................     0.414       0.289        0.485       0.440        0.250
   Net realized and unrealized gain (loss) on investments ...    (0.700)      0.151        0.432      (0.190)       0.530
                                                                -------     -------      -------     -------      -------
   Total from investment operations .........................    (0.286)      0.440        0.917       0.250        0.780
                                                                -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................    (0.414)     (0.290)      (0.437)     (0.440)      (0.320)
   Distributions from net realized gain on investments ......      --           --           --          --           --
                                                                -------     -------      -------     -------      -------
   Total dividends and distributions ........................    (0.414)     (0.290)      (0.437)     (0.440)      (0.320)
                                                                -------     -------      -------     -------      -------
Net asset value, end of period ..............................   $10.390     $11.090      $10.940     $10.460      $10.650
                                                                =======     =======      =======     =======      =======
Total Return(3) .............................................    (2.70%)      4.08%        8.98%       2.47%        7.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................      $592        $461         $476         $55          $53
   Ratio of expenses to average net assets ..................     1.74%       1.69%        1.71%       1.58%        1.53%(4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ........     1.85%        1.69%       1.74%       1.77%        1.77%(4)
   Ratio of net investment income to average net assets .....     3.76%       3.94%        4.13%       4.02%        4.25%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly     3.65%       3.94%        4.10%       3.83%        4.01%(4)
   Portfolio turnover .......................................      114%         44%          63%         55%         107%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Commencement of operations.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

44 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  VOYAGEUR MUTUAL FUNDS II, INC.
                                                                                   TAX-FREE COLORADO FUND A CLASS
                                                              ----------------------------------------------------------------------
                                                                           EIGHT
                                                               YEAR        MONTHS      YEAR         YEAR         YEAR       YEAR
                                                               ENDED       ENDED       ENDED        ENDED        ENDED      ENDED
                                                              8/31/99    8/31/98(1)   12/31/97(3)  12/31/96     12/31/95   12/31/94
                                                             ---------   ----------   -----------  --------     --------   --------
Net asset value, beginning of period ........................ $11.510     $11.380      $10.780     $10.900       $9.530     $11.100

Income (loss) from investment operations:
   Net investment income ....................................   0.552       0.376        0.574       0.560        0.540       0.550
   Net realized and unrealized gain (loss) on investments ...  (0.730)      0.130        0.618      (0.130)       1.380      (1.540)
                                                              -------     -------      -------     -------      -------      ------
   Total from investment operations .........................  (0.178)      0.506        1.192       0.430        1.920      (0.990)
                                                              -------     -------      -------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.552)     (0.376)      (0.592)     (0.550)      (0.550)     (0.540)
   Distributions from net realized gain on investments ......   --          --           --          --           --         (0.040)
                                                              -------     -------      -------     -------      -------      ------
   Total dividends and distributions ........................  (0.552)     (0.376)      (0.592)     (0.550)      (0.550)     (0.580)
                                                              -------     -------      -------     -------      -------      ------
Net asset value, end of period .............................. $10.780     $11.510      $11.380     $10.780      $10.900      $9.530
                                                              =======     =======      =======     =======      =======      ======

Total Return(2) .............................................  (1.69%)      4.51%       11.40%       4.08%       20.54%      (9.12%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................$338,184    $357,127     $357,993    $358,328     $392,815    $354,138
   Ratio of expenses to average net assets ..................   0.91%       0.83%        0.81%       0.78%        0.76%       0.66%
   Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly   0.91%       0.92%        0.86%       0.91%        0.93%       0.72%
   Ratio of net investment income to average net assets .....   4.86%       4.93%        5.25%       5.27%        5.18%       5.35%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ........................................   4.86%       4.84%        5.20%       5.14%        5.01%       5.29%
   Portfolio turnover .......................................     55%         36%          54%         40%          82%         69%

----------------------
(1) Ratios have been annualized and the total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
for tax-exempt income 45

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  VOYAGEUR MUTUAL FUNDS II, INC.
                                                                                  TAX-FREE COLORADO FUND B CLASS
                                                           ------------------------------------------------------------------------
                                                                           EIGHT                                     PERIOD FROM
                                                             YEAR         MONTHS        YEAR           YEAR           3/22/95(2)
                                                             ENDED         ENDED       ENDED           ENDED             TO
                                                            8/31/99     8/31/98(1)   12/31/97(5)      12/31/96         12/31/95
                                                           ---------    ----------   -----------      --------       ------------
Net asset value, beginning of period ....................... $11.510     $11.380      $10.780        $10.900            $10.250

Income (loss) from investment operations:
   Net investment income ...................................   0.466       0.319        0.483          0.470              0.350
   Net realized and unrealized gain (loss) on investments ..  (0.719)      0.130        0.616         (0.130)             0.650
                                                             -------     -------      -------        -------            -------
   Total from investment operations ........................  (0.253)      0.449        1.099          0.340              1.000
                                                             -------     -------      -------        -------            -------

Less dividends and distributions:
   Dividends from net investment income ....................  (0.467)     (0.319)      (0.499)        (0.460)            (0.350)
   Distributions from net realized gain on investments .....     --          --            --             --                 --

   Total dividends and distributions .......................  (0.467)     (0.319)      (0.499)        (0.460)            (0.350)
                                                             -------     -------      -------        -------            -------
Net asset value, end of period ............................. $10.790     $11.510      $11.380        $10.780            $10.900
                                                             =======     =======      =======        =======            =======


Total Return(3) ............................................  (2.34%)      3.99%       10.47%          3.25%              9.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $13,530     $10,726       $7,798         $4,172             $1,643
   Ratio of expenses to average net assets .................   1.66%       1.58%        1.62%          1.58%              1.39%(4)
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................   1.66%       1.67%       1.67%           1.65%              1.60%(4)
   Ratio of net investment income to average net assets ....   4.11%       4.18%        4.44%          4.45%              3.96%(4)
   Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly .............................   4.11%       4.09%        4.39%          4.38%              3.75%(4)
   Portfolio turnover ......................................     55%         36%          54%            40%                82%

----------------------
1 Ratios have been annualized and the total returns have not been annualized. 2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4  Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

See accompanying notes

46 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                VOYAGEUR MUTUAL FUNDS II, INC.
                                                                                TAX-FREE COLORADO FUND C CLASS
                                                         ------------------------------------------------------------------------
                                                                       EIGHT                                           PERIOD FROM
                                                           YEAR       MONTHS       YEAR         YEAR         YEAR       5/6/94(2)
                                                           ENDED       ENDED      ENDED         ENDED        ENDED         TO
                                                          8/31/99   8/31/98(1)  12/31/97(5)    12/31/96     12/31/95     12/31/94
                                                         ---------  ----------  -----------    --------     --------   ------------
Net asset value, beginning of period .....................$11.520      $11.380      $10.780     $10.900       $9.530     $10.210

Income (loss) from investment operations:
   Net investment income .................................  0.463        0.319        0.484       0.460        0.450       0.290
   Net realized and unrealized gain (loss)
     on investments ...................................... (0.726)       0.140        0.615      (0.130)       1.370      (0.670)
                                                          -------      -------      -------     -------      -------      ------
   Total from investment operations ...................... (0.263)       0.459        1.099       0.330        1.820      (0.380)
                                                          -------      -------      -------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income .................. (0.467)      (0.319)      (0.499)     (0.450)      (0.450)     (0.270)
   Distributions from net realized gain on investments ...   --            --           --          --           --       (0.030)
                                                          -------      -------      -------     -------      -------      ------
   Total dividends and distributions ..................... (0.467)      (0.319)      (0.499)     (0.450)      (0.450)     (0.300)
                                                          -------      -------      -------     -------      -------      ------
Net asset value, end of period ...........................$10.790      $11.520      $11.380     $10.780      $10.900      $9.530
                                                          =======      =======      =======     =======      =======      ======


Total Return(3) .......................................... (2.42%)       4.08%       10.47%       3.17%       19.44%      (3.75%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............... $4,332       $2,068       $1,697      $1,522       $1,042        $465
   Ratio of expenses to average net assets ...............  1.66%        1.58%        1.64%       1.66%        1.66%       1.80%(4)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly ..  1.66%        1.67%        1.69%       1.66%        1.66%       1.81%(4)
   Ratio of net investment income to average net assets ..  4.11%        4.18%        4.42%       4.40%        4.20%       4.23%(4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .....................................  4.11%        4.09%        4.37%       4.40%        4.20%       4.22%(4)
   Portfolio turnover                                         55%          36%          54%         40%          82%         69%

----------------------
1 Ratios have been annualized and the total returns have not been annualized. 2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4  Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

See accompanying notes
                                                        for tax-exempt income 47

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE NEW MEXICO FUND A CLASS
                                                -----------------------------------------------------------------------------------
                                                              EIGHT                                          TWO
                                                  YEAR       MONTHS       YEAR        YEAR       YEAR       MONTHS        YEAR
                                                  ENDED       ENDED      ENDED        ENDED      ENDED       ENDED        ENDED
                                                 8/31/99   8/31/98(1)  12/31/97(4)   12/31/96   12/31/95   12/31/94      10/31/94
                                                ---------  ----------  -----------   --------   --------   --------    -----------
Net asset value, beginning of period ........... $11.450    $11.280    $10.790     $10.890       $9.590      $9.770      $10.920

Income (loss) from investment operations:
   Net investment income .......................   0.537      0.364      0.547       0.540        0.520       0.110        0.560
   Net realized and unrealized gain (loss)
     on investments ............................  (0.660)     0.171      0.503      (0.110)       1.330      (0.200)      (1.160)
                                                 -------    -------    -------     -------      -------      ------       ------
   Total from investment operations ............  (0.123)     0.535      1.050       0.430        1.850      (0.090)      (0.600)
                                                 -------    -------    -------     -------      -------      ------       ------

Less dividends and distributions:
   Dividends from net investment income ........  (0.537)    (0.365)    (0.560)     (0.530)      (0.550)     (0.090)      (0.550)
   Distributions from net realized gain
     on investments ............................      --         --        --           --           --          --           --
                                                 -------    -------    -------     -------      -------      ------       ------
   Total dividends and distributions ...........  (0.537)    (0.365)    (0.560)     (0.530)      (0.550)     (0.090)      (0.550)
                                                 -------    -------    -------     -------      -------      ------       ------
Net asset value, end of period ................. $10.790    $11.450    $11.280     $10.790      $10.890      $9.590       $9.770
                                                 =======    =======    =======     =======      =======      ======       ======


Total Return(2) ................................  (1.17%)     4.81%     10.01%       4.13%       19.64%      (0.90%)      (5.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..... $20,732    $21,155    $18,959     $20,133      $21,402     $19,706      $23,096
   Ratio of expenses to average net assets .....   0.99%      1.00%      0.99%       0.88%        0.87%       0.06%(3)     0.29%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ..................   1.01%      1.15%      1.04%       1.07%        1.09%       1.25%(3)     1.16%
   Ratio of net investment income to average
     net assets ................................   4.75%      4.81%      5.00%       5.06%        5.07%       6.38%(3)     5.26%
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly ..............   4.73%      4.66%      4.95%       4.87%        4.85%       5.19%(3)     4.39%
   Portfolio turnover ..........................     37%        20%        28%         42%          55%          2%          23%

----------------------
1 Ratios have been annualized and the total returns have not been annualized. 2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3  Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

See accompanying notes

48 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                        VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE NEW MEXICO FUND B CLASS
                                                -----------------------------------------------------------------------------------
                                                              EIGHT                                          TWO       PERIOD FROM
                                                  YEAR       MONTHS       YEAR        YEAR       YEAR       MONTHS       3/3/94(2)
                                                  ENDED       ENDED      ENDED        ENDED      ENDED       ENDED         TO
                                                 8/31/99   8/31/98(1)  12/31/97(5)   12/31/96   12/31/95   12/31/94      10/31/94
                                                ---------  ----------  -----------   --------   --------   --------    ------------
Net asset value, beginning of period ........... $11.460    $11.290    $10.790     $10.890       $9.590      $9.770      $10.690

Income (loss) from investment operations:
   Net investment income .......................   0.453      0.309      0.465       0.460        0.460       0.090        0.310
   Net realized and unrealized gain (loss)
     on investments ............................  (0.661)     0.169      0.508      (0.110)       1.320      (0.190)      (0.930)
                                                 -------    -------    -------     -------      -------      ------       ------
   Total from investment operations ............  (0.208)     0.478      0.973       0.350        1.780      (0.100)      (0.620)
                                                 -------    -------    -------     -------      -------      ------       ------

Less dividends and distributions:
   Dividends from net investment income ........  (0.452)    (0.308)    (0.473)     (0.450)      (0.480)     (0.080)      (0.300)
   Distributions from net realized gain on
     investments ...............................      --         --         --          --           --          --           --
                                                 -------    -------    -------     -------      -------      ------       ------
   Total dividends and distributions ...........  (0.452)    (0.308)    (0.473)     (0.450)      (0.480)     (0.080)      (0.300)
                                                 -------    -------    -------     -------      -------      ------       ------
Net asset value, end of period ................. $10.800    $11.460    $11.290     $10.790      $10.890      $9.590       $9.770
                                                 =======    =======    =======     =======      =======      ======       ======


Total Return(3) ................................  (1.91%)      4.29%      9.24%       3.39%       18.84%      (0.98%)      (5.84%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....  $2,624     $1,782     $1,065        $794         $605        $272         $264
   Ratio of expenses to average net assets .....   1.74%      1.75%      1.76%       1.61%        1.53%       0.75%(4)     0.98%(4)
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ..................   1.76%      1.90%      1.81%       1.82%        1.83%       2.00%(4)     1.86%(4)
   Ratio of net investment income to
     average net assets ........................   4.00%      4.06%      4.23%       4.31%        4.33%       5.60%(4)     4.57%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly ..............   3.98%      3.91%      4.18%       4.10%        4.03%       4.35%(4)     3.69%(4)
   Portfolio turnover ..........................     37%        20%        28%         42%          55%          2%          23%

----------------------

1 Ratios have been annualized and the total returns have not been annualized. 2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4  Annualized.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

See accompanying notes
                                                        for tax-exempt income 49

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           VOYAGEUR INVESTMENT TRUST
                                                                         TAX-FREE NEW MEXICO FUND C CLASS
                                                                  -----------------------------------------------
                                                                                EIGHT                 PERIOD FROM
                                                                    YEAR       MONTHS       YEAR       5/7/96(2)
                                                                    ENDED       ENDED      ENDED          TO
                                                                   8/31/99   8/31/98(1)  12/31/97(5)   12/31/96
                                                                   -------   ----------  -----------  -----------
Net asset value, beginning of period ............................. $11.460     $11.280      $10.790     $10.410

Income (loss) from investment operations:
   Net investment income .........................................   0.452       0.305        0.459       0.280
   Net realized and unrealized gain (loss) on investments ........  (0.670)      0.183        0.495       0.370
                                                                   -------     -------      -------     -------
   Total from investment operations ..............................  (0.218)      0.488        0.954       0.650
                                                                   -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..........................  (0.452)     (0.308)      (0.464)     (0.270)
   Distributions from net realized gain on investments ...........      --          --           --          --
                                                                   -------     -------      -------     -------
   Total dividends and distributions .............................  (0.452)     (0.308)      (0.464)     (0.270)
                                                                   -------     -------      -------     -------
Net asset value, end of period ................................... $10.790     $11.460      $11.280     $10.790
                                                                   =======     =======      =======     =======


Total Return(3) ..................................................  (1.99%)      4.38%        9.06%       6.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......................    $381        $394         $315        $341
   Ratio of expenses to average net assets .......................   1.74%       1.75%        1.84%       1.74%(4)
   Ratio of expenses to average net assets
      prior to expense limitation and expenses
      paid indirectly ............................................   1.76%       1.90%       1.89%        1.83%(4)
   Ratio of net investment income to average net assets ..........   4.00%       4.06%        4.15%       4.21%(4)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid indirectly ...   3.98%       3.91%        4.10%       4.12%(4)
   Portfolio turnover ............................................     37%         20%          28%         42%
----------------------
1  Ratios have been annualized and the total returns have not been annualized.
2  Commencement of operations.
3  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4  Annualized.
5  Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
   Managers, Inc. as the Fund's investment manager.

See accompanying notes

50 for tax-exempt income

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free Arizona ("Tax-Free Arizona Fund") and Delaware Tax-Free California ("Tax-Free California Fund"), series of Voyageur Mutual Funds, Inc., Delaware Tax-Free Arizona Insured Fund ("Tax-Free Arizona Insured Fund"), a series of Voyageur Insured Funds, Inc., and Delaware Tax-Free Colorado Fund ("Tax-Free Colorado Fund"), a series of Voyageur Mutual Funds II, Inc., are Delaware Business Trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free Arizona Insured Fund and Tax-Free Colorado Fund are registered as diversified. Tax-Free Arizona Fund and Tax-Free California Fund are registered as non-diversified. Delaware Tax-Free California Insured Fund ("Tax-Free California Insured Fund") and Delaware Tax-Free New Mexico Fund ("Tax-Free New Mexico Fund"), series of Voyageur Investment Trust, are Maryland corporations registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free New Mexico Fund is registered as diversified. Tax-Free California Insured Fund is registered as non-diversified.

Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund and Tax-Free New Mexico Fund (referred to separately as a "Fund" or collectively as the "Funds") seek a high level of current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses for the year ended August 31, 1999 were approximately:

                                              TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                               ARIZONA      ARIZONA     CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                FUND      INSURED FUND     FUND      INSURED FUND     FUND         FUND
                                              --------   ------------   -----------  ------------  ----------- -----------
                                                $503        $4,223         $787          $811         $8,616       $558

The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of the Funds, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free Arizona, Tax-Free California, Tax-Free Colorado, and the Tax Free New Mexico Funds; and 0.50% on the first $500 million of average daily net assets of the fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% in excess of $2,500 million for the Tax-Free Arizona Insured Fund and the Tax-Free California Insured Fund. Prior to April 1, 1999, each Fund paid DMC an annual fee calculated at the rate of 0.50% of average daily net assets.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of distribution expenses, taxes, interest, brokerage commissions and extraordinary expenses, exceed the following percentages of average daily net assets through December 31, 1999. The waiver rates are as follows:

                                              TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                               ARIZONA      ARIZONA     CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                FUND      INSURED FUND     FUND      INSURED FUND     FUND         FUND
                                              --------   ------------   -----------  ------------  ----------- -----------
Operating expense limitation
   as a percentage of average
   daily net asset (per annum).................  0.50%*        0.70%*      0.25%*        0.75%        0.75%*      0.75%

* Prior to July 1, 1999, expense limitations were 0.35% and 0.10% for the Tax-Free Arizona Fund and the Tax-Free California Fund, respectively. Prior to January 1, 1999, expense limitations were 0.25%, 0.66%, 0.00%, and 0.62% for the Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free California Fund, and the Tax-Free Colorado Funds, respectively.

                                                        for tax-exempt income 51

2. Investment Management and Other Transactions with Affiliates (Continued) The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1999, the Funds had payables to affiliates as follows:

                                                     TAX-FREE     TAX-FREE    TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                                     ARIZONA      ARIZONA    CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                      FUND      INSURED FUND    FUND      INSURED FUND     FUND         FUND
                                                     --------   ------------ -----------  ------------  ----------- -----------
Investment Management Fee Payable To DMC ..........    $--         $49,077       $--         $ 4,745      $66,677     $ 3,620
Dividend Disbursing, Transfer Agent Fees,
   Accounting Fees And Other Expenses Payable
   To DSC .........................................  3,006          17,592     4,815           3,871       36,956       3,160
Other Expenses Payable to DMC And Affiliates.......  3,371          22,594    17,560          12,938       48,660       2,826

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund.

For the year ended August 31, 1999, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                     TAX-FREE     TAX-FREE    TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                                     ARIZONA      ARIZONA    CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                      FUND      INSURED FUND    FUND      INSURED FUND     FUND         FUND
                                                     --------   ------------ -----------  ------------  ----------- -----------
                                                     $14,670       $26,477     $22,071       $7,369       $77,134     $13,824

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                      TAX-FREE     TAX-FREE    TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                                      ARIZONA      ARIZONA    CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                       FUND      INSURED FUND    FUND      INSURED FUND     FUND         FUND
                                                      --------   ------------ -----------  ------------  ----------- -----------
Purchases..............................              $24,992,193  $52,500,087 $64,677,330   $37,139,069  $216,469,622 $10,718,640
Sales .................................               14,643,651   56,837,982  41,796,261    38,211,486   204,257,660   8,908,922

At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      TAX-FREE     TAX-FREE    TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                                      ARIZONA      ARIZONA    CALIFORNIA    CALIFORNIA    COLORADO    NEW MEXICO
                                                       FUND      INSURED FUND    FUND      INSURED FUND     FUND         FUND
                                                      --------   ------------ -----------  ------------  ----------- -----------
Cost of Investments..........................      $27,999,719   $168,616,026 $47,973,642  $31,680,004  $351,819,924 $23,160,482
                                                   ===========   ============ ===========  ===========  ============ ===========
Aggregate Unrealized Appreciation............         $207,047     $6,485,130     $35,455     $999,552  $ 11,266,102 $   844,595
Aggregate Unrealized (Depreciation)..........         (851,391)    (2,375,201) (2,082,433)    (681,938)   (9,345,598)   (566,253)
                                                   -----------   ------------ -----------  -----------  ------------ -----------
Net Unrealized Appreciation (Depreciation)...      $  (644,344)  $  4,109,929 $ (2,046,978)$   317,614  $  1,920,504 $   278,342
                                                   ===========   ============ ===========  ===========  ============ ===========

For federal income tax purposes the Funds had capital loss carryforwards of the following amounts:

                                                         TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE
                                                         ARIZONA      CALIFORNIA    COLORADO    NEW MEXICO
                                                      INSURED FUND   INSURED FUND     FUND         FUND
                                                      ------------   ------------  ----------- -----------
Expires 2002                                           $       --     $     --     $     --      $161,295
Expires 2003                                            1,513,304      197,188       48,864       277,128
Expires 2004                                                   --           --      832,567        22,469
Expires 2007                                                   --           --           --            --
                                                        ---------      -------     --------      --------
                                                        1,513,304     $197,188     $881,431      $460,892
                                                        =========     ========     ========      ========

52 for tax-exempt income

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                TAX-FREE ARIZONA FUND          TAX-FREE ARIZONA INSURED FUND
                                                        -----------------------------------  ----------------------------------
                                                                       EIGHT                                 EIGHT
                                                            YEAR       MONTHS       YEAR       YEAR          MONTHS     YEAR
                                                           ENDED       ENDED        ENDED      ENDED         ENDED      ENDED
                                                          8/31/99     8/31/98     12/31/97    8/31/99       8/31/98    12/31/97
                                                          -------     -------     --------    -------       -------    --------
Shares sold:
   A Class ........................................     1,047,440     204,834      158,751   1,153,449      489,440     778,637
   B Class ........................................       158,996     142,024      130,063     224,304      128,628     146,974
   C Class ........................................       141,433      25,868       27,479      87,589        9,588      23,129

Shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ........................................        49,046      23,556       29,507     308,344      206,605     369,681
   B Class ........................................        12,651       7,389        8,686      10,909        5,160       7,217
   C Class ........................................         2,263         698          159       2,747          912       1,342
                                                        ---------     -------      -------   ---------      -------   ---------
                                                        1,411,829     404,369      354,645   1,787,342      840,333   1,326,980
                                                        ---------     -------      -------   ---------      -------   ---------

Shares repurchased:
   A Class ........................................      (405,027)   (121,649)    (120,327) (1,836,808)  (1,438,707) (3,811,075)
   B Class ........................................       (43,718)    (40,602)    (132,059)    (97,602)     (38,808)   (116,629)
   C Class ........................................       (13,128)        (33)          --     (19,695)     (15,119)    (15,711)
                                                        ---------     -------      -------   ---------      -------   ---------
                                                         (461,873)   (162,284)    (252,386) (1,954,105)  (1,492,634) (3,943,415)
                                                        ---------     -------      -------   ---------      -------   ---------

Net Increase (Decrease) ...........................       949,956     242,085      102,259    (166,763)    (652,301) (2,616,435)
                                                        =========     =======      =======   =========      =======   =========

                                                           TAX-FREE CALIFORNIA FUND               TAX-FREE CALIFORNIA INSURED FUND
                                                        -----------------------------------   --------------------------------------
                                                                       EIGHT                                 EIGHT
                                                           YEAR        MONTHS       YEAR        YEAR         MONTHS     YEAR
                                                          ENDED        ENDED        ENDED       ENDED        ENDED      ENDED
                                                         8/31/99      8/31/98     12/31/97     8/31/99      8/31/98    12/31/97
                                                         -------      -------     --------    -------       -------    --------
Shares sold:
   A Class ........................................     1,479,618     689,801      325,158     282,890      396,502     135,140
   B Class ........................................       638,576     309,443      443,601     145,203       39,549      62,442
   C Class ........................................       463,063      58,498        8,190      15,326       10,226      37,910

Shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ........................................        62,783      11,126        7,845      43,195       30,176      56,507
   B Class ........................................        16,717       5,345        3,798       8,368        5,418      10,856
   C Class ........................................         6,677         615          611         371          223         355
                                                        ---------   ---------      -------     -------      -------     -------
                                                        2,667,434   1,074,828      789,203     495,353      482,094     303,210
                                                        ---------   ---------      -------     -------      -------     -------

Shares repurchased:
   A Class ........................................      (238,419)    (64,555)     (52,777)   (491,489)    (310,834)   (650,095)
   B Class ........................................      (151,565)    (21,844)      (7,430)   (113,530)     (56,776)   (109,515)
   C Class ........................................       (49,887)         --       (7,965)       (283)     (12,424)         --
                                                        ---------   ---------      -------     -------      -------     -------
                                                         (439,871)    (86,399)     (68,172)   (605,302)    (380,034)   (759,610)
                                                        ---------   ---------      -------     -------      -------     -------

Net Increase (Decrease)                                 2,227,563     988,429      721,031    (109,949)     102,060    (456,400)
                                                        =========   =========      =======     =======      =======     =======


                                                        for tax-exempt income 53

4. Capital Stock (Continued)


                                                               TAX-FREE COLORADO FUND            TAX-FREE NEW MEXICO FUND
                                                       -----------------------------------    ---------------------------------
                                                           EIGHT       EIGHT
                                                            YEAR       MONTHS     YEAR          YEAR       MONTHS       YEAR
                                                           ENDED       ENDED      ENDED         ENDED       ENDED       ENDED
                                                          8/31/99     8/31/98    12/31/97      8/31/99     8/31/98     12/31/97
                                                          -------     -------    --------      -------     -------     --------
Shares sold:
   A Class ........................................     3,566,953   1,760,189    2,280,831     314,287      242,673     104,678
   B Class ........................................       436,017     247,293      326,460     101,556       59,162      28,562
   C Class ........................................       272,821      57,114       50,877      11,230        5,720       8,900

Shares issued upon reinvestment of distributions from
   net investment income and net realized gain
   on investments:
   A Class                                                970,397     653,195    1,164,027      46,834       30,674      49,974
   B Class                                                 33,206      16,342       20,340       4,816        1,892       2,060
   C Class                                                  9,040       3,944        6,297       1,367          756       1,159
                                                        ---------   ---------    ---------     -------      -------     -------
                                                        5,288,434   2,738,077    3,848,832     480,090      340,877     195,333
                                                        ---------   ---------    ---------     -------      -------     -------


Shares repurchased:
   A Class                                             (4,197,362) (2,861,037)  (5,214,040)   (286,039)    (107,432)   (339,101)
   B Class                                               (146,477)    (17,487)     (48,522)    (18,826)          (1)     (9,814)
   C Class                                                (60,096)    (30,633)     (49,216)    (11,640)          --     (13,780)
                                                        ---------   ---------    ---------     -------      -------     -------
                                                       (4,403,935) (2,909,157)  (5,311,778)   (316,505)    (107,433)   (362,695)
                                                        ---------   ---------    ---------     -------      -------     -------

Net Increase (Decrease)                                   884,499    (171,080)  (1,462,946)    163,585      233,444    (167,362)
                                                          =======    ========   ==========     =======      =======    ========


5. Lines of Credit
The Funds have committed lines of credit for the following amounts:

                                              TAX-FREE     TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE     TAX-FREE
                                              ARIZONA      ARIZONA      CALIFORNIA     CALIFORNIA     COLORADO    NEW MEXICO
                                                FUND     INSURED FUND      FUND       INSURED FUND      FUND        FUND
                                              --------   ------------   ----------    ------------    --------    -----------
                                             $800,000     $9,900,000     $500,000      $1,800,000    $18,500,000   $1,000,000


No amounts were outstanding at August 31, 1999, or at anytime during the period.

6. Credit and Market Risk
The Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

7. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                              TAX-FREE     TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE     TAX-FREE
                                              ARIZONA      ARIZONA      CALIFORNIA     CALIFORNIA     COLORADO    NEW MEXICO
                                                FUND     INSURED FUND      FUND       INSURED FUND      FUND        FUND
                                              --------   ------------   ----------    ------------    --------    -----------
Long Term Capital Gains Distributions             8%         --             1%             --            --           --
Ordinary Income Distributions                     8%         --             3%             --            --           --
Tax-Exempt Income Distributions                  84%        100%           96%            100%          100%         100%

Total Distributions                             100%        100%          100%            100%          100%         100%


54 for tax-exempt income


REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE ARIZONA FUND
VOYAGEUR INSURED FUNDS, INC. - DELAWARE TAX-FREE ARIZONA INSURED FUND VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE CALIFORNIA FUND VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE CALIFORNIA INSURED FUND VOYAGEUR MUTUAL FUNDS II, INC. - DELAWARE TAX-FREE COLORADO FUND VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE NEW MEXICO FUND

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free New Mexico Fund (the "Funds") and the statements of assets and liabilities for the Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Insured Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.




                                            /s/ Ernst & Young LLP
                                            -----------------------------------
                                                Ernst & Young LLP

Philadelphia, Pennsylvania
October 1, 1999
                                                        for tax-exempt income 55

Proxy Results (Unaudited)

Voyageur Investment Trust shareholders voted on the following proposals at the annual meeting of shareholders on December 4, 1998, and the Voyageur Mutual Funds Inc., the Voyageur Insured Funds, Inc. and the Voyageur Mutual Funds II, Inc., shareholders voted at the annual meeting of shareholders on March 17, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1.  To elect the Voyageur Investment Trust Board of Directors.

                                          SHARES      SHARES VOTED
                                          VOTED         WITHHELD
                                           FOR          AUTHORITY       ABSTAIN
                                         ---------------------------------------
    Wayne A. Stork ....................  3,085,021       172,729           --
    Jeffrey J. Nick* ..................  3,085,021       172,729           --
    Walter P. Babich ..................  3,085,021       172,729           --
    Anthony D. Knerr ..................  3,088,226       169,524           --
    Ann R. Leven ......................  3,088,226       169,524           --
    W. Thacher Longstreth .............  3,088,226       169,524           --
    Thomas F. Madison .................  3,088,226       169,524           --
    Charles E. Peck ...................  3,088,226       169,524           --

    To elect the Voyageur Mutual Funds, Inc. Board of Directors.

                                          SHARES      SHARES VOTED
                                          VOTED         WITHHELD
                                           FOR          AUTHORITY       ABSTAIN
                                         ---------------------------------------
    Jeffrey J. Nick* .................. 23,375,980       933,942           --
    Walter P. Babich .................. 23,375,739       934,183           --
    Anthony D. Knerr .................. 23,481,657       828,265           --
    Ann R. Leven ...................... 23,479,947       829,975           --
    Thomas F. Madison ................. 23,485,349       824,573           --
    Charles E. Peck ................... 23,485,349       824,573           --
    Wayne A. Stork .................... 23,485,349       824,573           --
    Jan L. Yeomans .................... 23,485,349       824,573           --

    To elect the Voyageur Insured Funds, Inc. Board of Directors.

                                          SHARES      SHARES VOTED
                                          VOTED         WITHHELD
                                           FOR          AUTHORITY       ABSTAIN
                                         ---------------------------------------
    Jeffrey J. Nick* .................. 29,291,395     2,217,863           --
    Walter P. Babich .................. 29,291,706     2,217,552           --
    Anthony D. Knerr .................. 29,305,876     2,203,382           --
    Ann R. Leven ...................... 29,306,599     2,202,659           --
    Thomas F. Madison ................. 29,315,936     2,193,322           --
    Charles E. Peck ................... 29,315,936     2,193,322           --
    Wayne A. Stork .................... 29,316,807     2,192,451           --
    Jan L. Yeomans .................... 29,316,807     2,192,451           --

    To elect the Voyageur Mutual Funds II, Inc. Board of Directors.


                                          SHARES      SHARES VOTED
                                          VOTED         WITHHELD
                                           FOR          AUTHORITY       ABSTAIN
                                         ---------------------------------------
    Jeffrey J. Nick* .................. 21,649,361     1,620,328           --
    Walter P. Babich .................. 21,646,997     1,622,692           --
    Anthony D. Knerr .................. 21,651,031     1,618,658           --
    Ann R. Leven ...................... 21,657,387     1,612,302           --
    Thomas F. Madison ................. 21,657,045     1,612,644           --
    Charles E. Peck ................... 21,657,387     1,612,302           --
    Wayne A. Stork .................... 21,658,468     1,611,221           --
    Jan L. Yeomans .................... 21,658,468     1,611,221           --

    *Mr. Nick resigned from the Board of Directors (or Trustees for the Company) on June 4, 1999.

2. To approve the redesignation of the investment objective from fundamental to non-fundamental.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund .............      917,952      312,317        66,965
    Tax-Free Arizona Insured Fund .....    9,251,133      672,608     1,035,587
    Tax-Free California Fund ..........    1,549,729       51,568       117,080
    Tax-Free California Insured Fund ..    1,427,583       67,738       130,241
    Tax-Free Colorado Fund ............   17,080,891    1,898,067     1,754,205
    Tax-Free New Mexico Fund ..........    1,037,257       45,640        76,685

3. To approve a change in the Fund's fundamental policy concerning diversification of investments.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Insured Fund .....    9,369,220      601,589       988,519
    Tax-Free California Insured Fund ..    1,459,966       68,369        97,228
    Tax-Free Colorado Fund ............   17,491,956    1,620,261     1,620,947

4. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G)

4A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.


                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund .............    1,163,695       64,743        68,796
    Tax-Free Arizona Insured Fund .....    9,508,895      457,131       993,302
    Tax-Free California Fund ..........    1,563,513       11,321       143,545
    Tax-Free California Insured Fund ..    1,459,966       68,369        97,228
    Tax-Free Colorado Fund ............   17,606,135    1,480,975     1,646,055
    Tax-Free New Mexico Fund ..........    1,462,091       50,068       113,403

4B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.


                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund .............      909,109      307,721        80,405
    Tax-Free Arizona Insured Fund .....    9,364,997      583,103     1,011,228
    Tax-Free California Fund ..........    1,547,694       21,925       148,758
    Tax-Free California Insured Fund ..    1,423,707       60,377       141,479
    Tax-Free Colorado Fund ............   17,248,371    1,794,467     1,690,325
    Tax-Free New Mexico Fund ..........    1,038,463       45,793        75,327

4C. To adopt a new fundamental investment restriction concerning underwriting.


                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund .............    1,125,563       87,883        83,789
    Tax-Free Arizona Insured Fund .....    9,396,067      493,728     1,069,533
    Tax-Free California Fund ..........    1,555,852       15,523       147,004
    Tax-Free California Insured Fund ..    1,429,889       57,550       138,124
    Tax-Free Colorado Fund ............   17,416,766    1,641,882     1,674,515
    Tax-Free New Mexico Fund ..........    1,041,423       50,251        67,909

56 for tax-exempt income

4D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund                    929,973      312,195        55,068
    Tax-Free Arizona Insured Fund          9,316,726      566,912     1,075,690
    Tax-Free California Fund               1,544,347       25,273       148,758
    Tax-Free California Insured Fund       1,421,669       59,739       144,154
    Tax-Free Colorado Fund                17,319,600    1,750,962     1,662,602
    Tax-Free New Mexico Fund               1,039,157       55,033        65,393

4E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund                    927,439      314,383        55,413
    Tax-Free Arizona Insured Fund          9,271,429      647,026     1,040,873
    Tax-Free California Fund               1,526,809       33,606       157,963
    Tax-Free California Insured Fund       1,410,743       66,271       148,548
    Tax-Free Colorado Fund                17,006,891    2,010,862     1,715,411
    Tax-Free New Mexico Fund               1,045,670       49,096        64,817

4F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund                  1,175,265       73,850        48,120
    Tax-Free Arizona Insured Fund          9,260,617      707,780       990,932
    Tax-Free California Fund               1,543,352       26,715       148,311
    Tax-Free California Insured Fund       1,425,814       57,541       142,208
    Tax-Free Colorado Fund                17,023,030    1,818,169     1,891,966
    Tax-Free New Mexico Fund               1,041,139       53,052        65,393

4G. To reclassify all current fundamental investment restrictions as non-fundamental.


                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund                     910,420      314,296       72,520
    Tax-Free Arizona Insured Fund           9,163,708      704,274    1,091,346
    Tax-Free California Fund                1,547,569       37,566      133,242
    Tax-Free California Insured Fund        1,358,952       65,952      200,659
    Tax-Free Colorado Fund                 16,905,735    1,929,318    1,898,110
    Tax-Free New Mexico Fund                1,029,915       60,279       69,388

5. To approve a new investment management agreement with Delaware Management Company for the Funds.

                                               FOR        AGAINST      ABSTAIN
                                         --------------------------------------
    Tax-Free Arizona Fund                  1,122,092       99,391        72,752
    Tax-Free Arizona Insured Fund         10,647,778      716,063     1,033,069
    Tax-Free California Fund               1,526,718       21,701       169,959
    Tax-Free California Insured Fund       1,402,562       61,530       161,469
    Tax-Free Colorado Fund                17,178,078    1,892,219     1,662,867
    Tax-Free New Mexico Fund               1,004,954       67,695        86,933

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Investment Trust.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    3,048,345     42,606     166,797

     To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds, Inc.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    23,192,942    243,342    873,624

     To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Insured Funds, Inc.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    28,810,216    369,512   2,329,526

     To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds II, Inc.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    21,791,504    266,097   1,212,085

7. To approve the restructuring of Voyageur Investment Trust from a Massachusetts Business Trust into a Maryland Corporation.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    2,469,857     68,396     246,892

     To approve the restructuring of Voyageur Mutual Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    18,642,505    933,974   1,312,086

     To approve the restructuring of Voyageur Insured Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    22,707,761   2,602,149  2,903,902

     To approve the restructuring of Voyageur Mutual Funds II, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                        FOR       AGAINST    ABSTAIN
                   ----------------------------------
                    18,048,080  1,050,648   1,634,436

When used with prospective investors, this report must be preceded or accompanied by a current Prospectus for the Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2218)
AR-WEST[8/99]PPL10/99


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.